UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number              811-5850
                                                      -----------------------

                             OneAmerica Funds, Inc.
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   1 American Square, Indianapolis, IN, 46282
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Constance E. Lund
                   1 American Square, Indianapolis, IN, 46282
            --------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 317-285-1877
                                                            ------------

                   Date of fiscal year end: December 31, 2010
                                            -----------------

                   Date of reporting period: December 31, 2010
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

--------------------------------------------------------------------------------

                                DECEMBER 31, 2010
================================================================================

                             [GRAPHIC OF ONEAMERICA]

[LOGO OF ONEAMERICA]         ONEAMERICA(R) FUNDS, INC.
    ONEAMERICA(R)            ANNUAL REPORT
    FUNDS, INC.

    NOTE: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

    Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company(R) (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

================================================================================
                            ONEAMERICA(R) FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Directors and Officers of OneAmerica Funds, Inc.

William R. Brown, Chairman of the Board   J. Scott Davison, President
Joseph E. DeGroff, Director               Constance E. Lund, Treasurer
Steven J. Helmich, Director(1)            Richard M. Ellery, Secretary and
James L. Isch, Director(1)                   Chief Compliance Officer
Gilbert F. Viets, Director(1)             Daniel Schluge, Assistant Treasurer
                                          Stephen L. Due, Assistant Secretary
                                          Sue Uhl, Anti-Money Laundering Officer

(1) Audit Committee

[PHOTO OF J. SCOTT DAVISON]               A Message
                                          From
                                          The President
                                          of OneAmerica Funds, Inc.

It is a pleasure to present you with the 2010 annual report for OneAmerica Funds, Inc. This report includes performance, portfolio holdings, insights from the portfolio managers and financial information for each portfolio within the Fund. I trust you will find this information useful as you review your investments.

As you will see in the portfolio managers' letters, we experienced another tumultuous year in 2010. Fortunately, we ended the year on a strong note in terms of U.S. financial and economic performance. This represents the second year of recovery since the financial crisis.

I am pleased to report that the OneAmerica portfolios successfully maneuvered through the market environment last year and reported strong absolute investment performance. All the portfolios outperformed a respective benchmark over various time periods ending December 2010.

Absolute investment performance for each portfolio in OneAmerica Funds, Inc. for calendar year 2010 has been listed below. I encourage your careful review of the portfolio managers' comments on the following pages. They will provide additional insight into the market environment and specific drivers of portfolio investment performance.

PORTFOLIO                                 CLASS O          ADVISOR CLASS
---------                                 -------          -------------
Value Portfolio                            13.5%               13.2%
Money Market Portfolio                      0.0%                0.0%
Investment Grade Bond Portfolio             7.3%                6.9%
Asset Director Portfolio                   11.8%               11.5%
Socially Responsive Portfolio              11.2%               10.9%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges.

Jean Wojtowicz, who has served OneAmerica Funds, Inc. faithfully as Chairperson and Director for a number of years, has elected to step down from her position. I would like to express my deepest gratitude for her many contributions, which have benefited both the board of directors and fund participants.

William Brown has been elected to serve as Chairman of the Fund to fill the vacancy created by the resignation of Jean Wojtowicz. I look forward to the expert guidance that he will provide. I am also pleased to announce that Joseph DeGroff has joined the board as a new director to the Fund. His insight and expertise will be invaluable as we move forward.

As always, we will continue to focus on the vision, values and goals that represent the very core of our company and our investment philosophy. Thank you for your continued confidence and investment in OneAmerica Funds, Inc.

                                                         /s/ J. Scott Davison

                                                         J. Scott Davison
                                                         President
                                                         OneAmerica Funds, Inc.

Indianapolis, Indiana
February 11, 2011

                      (This Page Intentionally Left Blank)

[PHOTO OF KATHRYN HUDSPETH]             A Message
                                        From
                                        Kathryn Hudspeth,
                                        Portfolio Manager of the Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

As we set the stage for another investment year, many have marveled about the events that transpired during calendar 2010. We began last year with great expectations as we had just ended the longest recession since the Great Depression. The National Bureau of Economic Research finally announced that the recent recession - which began in December 2007 - officially ended in June 2009. As a result, investors became more optimistic about U.S. growth prospects and the positive impact that would have on the equity market.

However, the current recovery has been very atypical. We experienced two quarters of fairly strong economic growth in the initial stages of the recovery. But by the middle of last year, economic indicators began to weaken again. We had high unemployment, a weak housing market, lower consumer confidence and a sovereign risk crisis in Europe. In addition, technical issues on May 6, later named the "flash crash," sent US equity markets into a tailspin and rattled investor confidence. All of these factors posed a potential threat to our new found economic recovery, and fears of a double-dip recession began to emerge.

Fortunately our U.S. economy seems to have found its momentum once again after the mid-year slowdown. As a result, the chances of moving back into a double-dip recession have declined considerably.

The equity market clambered to a second consecutive year of investment gains with the S&P 500 advancing 15.1 percent during calendar 2010. However, almost all of this positive investment performance occurred during the second half of the year. Due to heightened recession fears, the S&P 500 declined 6.5 percent during the first half of 2010. But as these fears began to subside, investors once again became more bullish, with the S&P 500 achieving a 23.3 percent investment return during the final six months of the year.

During the year, small capitalization companies tended to outperform large capitalization companies, and the growth style of equity investing bested value. In terms of sector performance, we experienced a marked outperformance from several economically sensitive sectors, such as consumer discretionary and industrials.

This outperformance was in direct contrast to the utility and health care sectors, which severely lagged the market during the year.

During 2010, the OneAmerica Value Portfolio continued to maintain divergent sector weightings compared to the S&P 500, partly because of its focus on value investing and also because of the outlook for specific sectors. In particular, the Value Portfolio benefitted from being overweighted in the industrial and consumer discretionary sectors which were the two best performing sectors last year. The portfolio also benefitted from its security selection within those two sectors and from being underweighted in the utility sector, the worst performing sector last year. However, portfolio performance was hindered by specific security selection decisions within the financial and technology sectors. Financial sector performance last year was driven primarily by higher risk names, whereas the technology sector tended to be propelled by growth favorites, such as Apple, Netflix and F5 Networks.

We believe our domestic economy will continue on the path to economic recovery. As a result, we are projecting positive equity returns during 2011. However, volatility will likely continue and the magnitude of returns is unlikely to match 2009 and 2010, especially after the explosive returns achieved during the second half of last year.

ONEAMERICA VALUE PORTFOLIO - CLASS O (UNAUDITED)

                 [CHART OF ONEAMERICA VALUE PORTFOLIO - CLASS O]

                VALUE PORTFOLIO - CLASS O              S&P 500
12/00                    $10,000                       $10,000
03/01                      9,822                         8,814
06/01                     10,909                         9,330
09/01                      9,534                         7,960
12/01                     11,131                         8,811
03/02                     12,131                         8,836
06/02                     11,536                         7,652
09/02                      9,323                         6,332
12/02                     10,351                         6,864
03/03                      9,841                         6,649
06/03                     11,521                         7,672
09/03                     12,279                         7,875
12/03                     14,129                         8,834
03/04                     14,680                         8,984
06/04                     14,826                         9,139
09/04                     14,703                         8,968
12/04                     16,245                         9,796
03/05                     16,222                         9,585
06/05                     16,569                         9,717
09/05                     17,512                        10,067
12/05                     17,852                        10,277
03/06                     19,427                        10,710
06/06                     18,712                        10,555
09/06                     19,207                        11,154
12/06                     20,270                        11,901
03/07                     21,066                        11,977
06/07                     22,872                        12,730
09/07                     22,558                        12,988
12/07                     20,993                        12,555
03/08                     19,441                        11,369
06/08                     18,514                        11,059
09/08                     17,444                        10,133
12/08                     13,238                         7,910
03/09                     11,855                         7,039
06/09                     13,897                         8,160
09/09                     16,482                         9,434
12/09                     17,249                        10,004
03/10                     18,308                        10,542
06/10                     16,127                         9,337
09/10                     17,608                        10,391
12/10                     19,583                        11,509

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                                                 Value - Class O         S&P 500
One Year                                              13.5%               15.1%
Five Years                                             1.9%                2.3%
Ten Years                                              7.0%                1.4%
Value of a hypothetical $10,000
  investment made on 12/31/00                        $19,583             $11,509
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS (UNAUDITED)

            [CHART OF ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS]

                        VALUE PORTFOLIO - ADVISOR CLASS        S&P 500
12/00                               $10,000                    $10,000
03/01                                 9,814                      8,814
06/01                                10,893                      9,330
09/01                                 9,511                      7,960
12/01                                11,097                      8,811
03/02                                12,086                      8,836
06/02                                11,484                      7,652
09/02                                 9,274                      6,332
12/02                                10,291                      6,864
03/03                                 9,776                      6,649
06/03                                11,437                      7,672
09/03                                12,180                      7,875
12/03                                14,005                      8,834
03/04                                14,542                      8,984
06/04                                14,674                      9,139
09/04                                14,540                      8,968
12/04                                16,054                      9,796
03/05                                16,019                      9,585
06/05                                16,349                      9,717
09/05                                17,266                     10,067
12/05                                17,587                     10,277
03/06                                19,124                     10,710
06/06                                18,407                     10,555
09/06                                18,880                     11,154
12/06                                19,909                     11,901
03/07                                20,676                     11,977
06/07                                22,429                     12,730
09/07                                22,106                     12,988
12/07                                20,558                     12,555
03/08                                19,025                     11,369
06/08                                18,104                     11,059
09/08                                17,045                     10,133
12/08                                12,923                      7,910
03/09                                11,565                      7,039
06/09                                13,549                      8,160
09/09                                16,056                      9,434
12/09                                16,792                     10,004
03/10                                17,809                     10,542
06/10                                15,678                      9,337
09/10                                17,104                     10,391
12/10                                19,008                     11,509

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                                              Value - Advisor Class      S&P 500
One Year                                                13.2%             15.1%
Five Years                                               1.6%              2.3%
Ten Years                                                6.6%              1.4%
Value of a hypothetical $10,000
  investment made on 12/31/00                          $19,008           $11,509
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                                VALUE PORTFOLIO
                         DECEMBER 31, 2010 (UNAUDITED)

                      Industry                                % of Total Net Assets
---------------------------------------------------           ---------------------
Oil & Gas                                                             10.4%
Miscellaneous Manufacturing                                            8.6
Semiconductors                                                         6.8
Healthcare-Products                                                    6.5
Retail                                                                 5.9
Pharmaceuticals                                                        5.8
Banks                                                                  5.4
Diversified Financial Services                                         4.4
Telecommunications                                                     4.1
Apparel                                                                4.0
Aerospace & Defense                                                    3.7
Mutual Funds                                                           3.5
Computers                                                              3.4
Auto Parts and Equipment                                               3.4
Transportation                                                         3.3
Money Market Mutual Fund                                               3.0
Beverages                                                              2.5
Iron/Steel                                                             1.7
Software                                                               1.6
Electronics                                                            1.5
Insurance                                                              1.5
Machinery-Diversified                                                  1.4
Biotechnology                                                          1.1
Mining                                                                 1.1
Toys/Games/Hobbies                                                     1.1
Agriculture                                                            1.0
Chemicals                                                              1.0
Automobiles                                                            0.7
Commercial Services                                                    0.7
Automotive Components                                                  0.5
Food                                                                   0.3
                                                                     -----
                                                                      99.9
Other assets in excess of liabilities                                  0.1
                                                                     -----

NET ASSETS                                                           100.0%
                                                                     =====

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                         DECEMBER 31, 2010 (UNAUDITED)

                      Industry                                % of Total Net Assets
---------------------------------------------------           ---------------------
U.S. Government & Agency Obligations                                   24.1%
Commercial Banks                                                       15.0
Food, Beverages                                                        14.6
Diversified Financial Services                                         10.9
Medical Products                                                        6.9
Consumer Finance                                                        5.8
Computers & Peripherals                                                 4.6
Chemical-Diversified                                                    3.8
Health Care                                                             3.8
Household & Personal Products                                           3.8
Money Market Mutual Funds                                               3.8
Manufacturing                                                           1.4
Variable Rate Demand Notes                                              1.1
                                                                      -----
                                                                       99.6
Other assets in excess of liabilities                                   0.4
                                                                      -----

NET ASSETS                                                            100.0%
                                                                      =====

[PHOTO OF DAVID         A Message
 WEISENBURGER]          From
                        David Weisenburger,
                        Portfolio Manager of the Investment Grade Bond Portfolio

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the portfolio can be reduced or extended to reflect our outlook on interest rates. The portfolio's mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities can and will be altered based upon our view of the relative attractiveness of each asset class.

As of the end of 2010, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa2. Approximately 65 percent of the portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The portfolio was also invested in investment grade corporate bonds (23 percent), high yield corporate bonds (9 percent), and other investment grade securities (3 percent). The portfolio has traditionally maintained an "overweight" position in fixed income securities exposed to credit risk; and this remained true throughout 2010.

We intentionally entered 2010 in a fairly aggressive, credit-sensitive position. We believed that the domestic economy's slow and sluggish expansion was going to take hold and that credit-sensitive securities would outperform U.S. Treasury and other "risk-free" investments. Indeed, that was exactly what occurred. Corporate earnings were significantly better than most had expected and corporate bonds continued the outperformance that began during 2009. Consequently, we continued to add high yield corporate bonds to the portfolio throughout the year. Additionally, credit-sensitive asset-backed (ABS) and mortgage-backed securities (MBS) outperformed and our overweight positions in these sectors enhanced portfolio performance. What was a mild surprise to many market participants - us included - was the benign interest rate environment that persisted throughout all of 2010. We were positioned to be neutral on interest rate risk, and thus didn't capture much of this move. After Federal Reserve Chairman Ben Bernanke announced additional quantitative easing in August 2010, we saw interest rates begin to increase - a trend which has continued into early 2011.

Throughout the year, we made every effort to exploit return opportunities based upon our view of a security's ability to outperform relative to the market and its peers. Generally, the more credit risk a security had, the better its 2010 performance. According to Barclays Capital, double A rated corporate securities

(very high quality) outperformed similar maturity U.S. Treasuries by over 1 percent, single A rated securities (high quality) outperformed by over 2 percent, BBB rated securities outperformed by 3 percent. Bonds considered the riskiest (junk bonds) outperformed by over 7 percent. Other credit related fixed income security types also outperformed. The Barclays Mortgage-Backed (MBS) Index outperformed U.S. Treasuries by over 3 percent, asset-backed securities
(ABS) outperformed by almost 2 percent and commercial mortgage backed securities
(CMBS) outperformed by almost 10 percent.

The Investment Grade Bond Portfolio remains positioned to favor credit, mortgage and asset-backed securities. Short-term interest rates remain near historic lows and the Federal Reserve's policy of Quantitative Easing continues to support and encourage the re-allocation of capital to riskier assets. We will maintain a duration-neutral bias over the course of 2011, but we will favor a slightly shorter duration, i.e. we will attempt to be less sensitive to interest rate changes given our view that rates will drift higher.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O (UNAUDITED)

         [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O]

                      INVESTMENT GRADE BOND              BARCLAYS CAPITAL
                       PORTFOLIO - CLASS O                U.S. AGGREGATE
12/00                        $10,000                         $10,000
03/01                         10,343                          10,303
06/01                         10,402                          10,361
09/01                         10,834                          10,839
12/01                         10,710                          10,844
03/02                         10,709                          10,855
06/02                         10,940                          11,256
09/02                         11,356                          11,773
12/02                         11,556                          11,958
03/03                         11,758                          12,124
06/03                         12,056                          12,427
09/03                         12,040                          12,408
12/03                         12,118                          12,448
03/04                         12,408                          12,779
06/04                         12,137                          12,467
09/04                         12,470                          12,866
12/04                         12,617                          12,989
03/05                         12,550                          12,926
06/05                         12,860                          13,315
09/05                         12,808                          13,226
12/05                         12,889                          13,304
03/06                         12,816                          13,218
06/06                         12,796                          13,207
09/06                         13,227                          13,710
12/06                         13,380                          13,880
03/07                         13,618                          14,088
06/07                         13,524                          14,015
09/07                         13,873                          14,413
12/07                         14,235                          14,846
03/08                         14,453                          15,168
06/08                         14,368                          15,013
09/08                         14,236                          14,939
12/08                         14,100                          15,624
03/09                         14,411                          15,642
06/09                         15,262                          15,921
09/09                         16,122                          16,516
12/09                         16,286                          16,549
03/10                         16,718                          16,844
06/10                         17,164                          17,432
09/10                         17,607                          17,864
12/10                         17,471                          17,632

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                                           Investment Grade     Barclays Capital
                                            Bond - Class O       U.S. Aggregate
One Year                                         7.3%                  6.5%
Five Years                                       6.3%                  5.8%
Ten Years                                        5.7%                  5.8%
Value of a hypothetical $10,000
  investment made on 12/31/00                  $17,471               $17,632
--------------------------------------------------------------------------------

The charts above show the Bond Portfolio - Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio- Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS (UNAUDITED)

      [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS]

                    INVESTMENT GRADE BOND             BARCLAYS CAPITAL
                  PORTFOLIO - ADVISOR CLASS            U.S. AGGREGATE
12/00                      $10,000                         $10,000
03/01                       10,335                          10,303
06/01                       10,387                          10,361
09/01                       10,810                          10,839
12/01                       10,679                          10,844
03/02                       10,670                          10,855
06/02                       10,892                          11,256
09/02                       11,297                          11,773
12/02                       11,488                          11,958
03/03                       11,679                          12,124
06/03                       11,971                          12,427
09/03                       11,983                          12,408
12/03                       12,020                          12,448
03/04                       12,299                          12,779
06/04                       12,022                          12,467
09/04                       12,342                          12,866
12/04                       12,482                          12,989
03/05                       12,406                          12,926
06/05                       12,703                          13,315
09/05                       12,641                          13,226
12/05                       12,711                          13,304
03/06                       12,630                          13,218
06/06                       12,602                          13,207
09/06                       13,017                          13,710
12/06                       13,159                          13,880
03/07                       13,372                          14,088
06/07                       13,270                          14,015
09/07                       13,613                          14,413
12/07                       13,958                          14,846
03/08                       14,162                          15,168
06/08                       14,069                          15,013
09/08                       13,929                          14,939
12/08                       13,783                          15,624
03/09                       14,075                          15,642
06/09                       14,897                          15,921
09/09                       15,724                          16,516
12/09                       15,872                          16,549
03/10                       16,280                          16,844
06/10                       16,702                          17,432
09/10                       17,121                          17,864
12/10                       16,974                          17,632

                          [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------
                                     Investment Grade Bond -    Barclays Capital
                                          Advisor Class          U.S. Aggregate
One Year                                       6.9%                    6.5%
Five Years                                     6.0%                    5.8%
Ten Years                                      5.4%                    5.8%
Value of a hypothetical $10,000
  investment made on 12/31/00                $16,974                 $17,632
--------------------------------------------------------------------------------

The charts above show the Investment Grade Bond Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                        INVESTMENT GRADE BOND PORTFOLIO
                         DECEMBER 31, 2010 (UNAUDITED)

                    Industry                               % of Total Net Assets
---------------------------------------------------        ---------------------
Mortgage-Backed and Assets-Backed Securities                       37.8%
U.S. Government & Agency Obligations                               26.3
Banks                                                               4.4
Telecommunications                                                  4.1
Oil & Gas                                                           3.6
Pipelines                                                           2.2
Media                                                               2.1
Aerospace & Defense                                                 1.4
Money Market Mutual Fund                                            1.4
Miscellaneous Manufacturing                                         1.2
Diversified Financial Services                                      1.1
Commercial Services                                                 0.9
Insurance                                                           0.9
Chemicals                                                           0.8
Entertainment                                                       0.8
Machinery-Diversified                                               0.8
Municipal Bonds                                                     0.8
Auto Parts & Equipment                                              0.7
Biotechnology                                                       0.7
Building Materials                                                  0.7
Machinery-Construction & Mining                                     0.7
Transportation                                                      0.7
Forest Products & Paper                                             0.6
Home Builders                                                       0.6
Iron/Steel                                                          0.6
Metal Fabricate/Hardware                                            0.6
Coal                                                                0.5
Gas                                                                 0.5
Healthcare-Services                                                 0.4
Leisure Time                                                        0.4
Office Furnishings                                                  0.4
REITs                                                               0.4
                                                                  -----
                                                                   99.1
Other assets in excess of liabilities                               0.9
                                                                  -----

NET ASSETS                                                        100.0%
                                                                  =====

                      (This Page Intentionally Left Blank)

                                        A Message
                                        From
[PHOTO OF KATHRYN HUDSPETH]             Kathryn Hudspeth and David Weisenburger,
[PHOTO OF DAVID WEISENBURGER]           Portfolio Managers of the
                                        Asset Director Portfolio

The Asset Director Portfolio is a diversified portfolio of publicly traded common stocks, various types of debt securities, and money market instruments. The portfolio's composition is adjusted based on our evaluation of the economy, the equity and credit markets, and the relative attractiveness of various asset classes.

The Asset Director Portfolio was fairly aggressively positioned as we entered calendar year 2010. The portfolio managers determined that it was appropriate to maintain its overweight to equities and credit sensitive fixed income securities and an underweight in shorter-term money market instruments relative to our targets. We believed the recovery in asset prices which began in March 2009 would continue given the improving economic backdrop. Fundamentally, the companies in which we made investments were performing better than their management team's expectations, and visibility was improving across all industries. Most cyclical industries seemed to be experiencing renewed demand and backlogs, technology companies were beginning to pre-announce better than expected results, and there were very few disappointing earnings announcements or preannouncements. Additionally, we saw continued macro support for "risk" assets given the Federal Reserve's policy of historically low short-term interest rates and Federal Reserve Chairman Ben Bernanke's program of quantitative easing which was expanded in August of 2010.

The S&P 500 Index posted a calendar year 2010 total return of 15.1 percent while the Russell 1000 Value Index returned 15.5 percent. The Barclays U.S. Aggregate Bond Index, which has significant exposure to U.S. Treasury and other low-risk securities, returned 6.5 percent. However, bond indices with more exposure to credit sensitive securities performed better during the year. For example, the Barclays Corporate Index was up 9 percent and the Barclays High Yield Index was up over 15 percent for the year.

The Asset Director Portfolio - Class O shares posted a return of 11.8 percent in 2010. At year-end, the portfolio was invested 66 percent in equities, 27 percent in fixed income, and 7 percent in cash. The portfolio's performance benefited from our decision to maintain a higher allocation to stocks and credit-related fixed income securities.

Going into 2011, we remain constructive on the domestic economy's prospects. Clearly the recovery has been materially slower than expected, but our economy does appear to be expanding. However, there remain significant challenges going forward. The housing market remains strained and overbuilt, the Federal Reserve has significant liquidity that must eventually be drained from the economy and the entire bank and finance sector remains prone to negative headlines. More importantly, the situation in Europe - while currently stable - appears to be far from over. Any material negative headline out of Europe will undoubtedly apply pressure to our credit and equity markets. Our focus going forward will be to remain diligent and focused on the research and analysis of our existing positions, and uncovering new opportunities.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O (UNAUDITED)

            [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

                ASSET DIRECTOR                       BARCLAYS CAPITAL
              PORTFOLIO - CLASS O       S&P 500       U.S. AGGREGATE
12/00             $10,000               $10,000          $10,000
03/01              10,033                 8,814           10,303
06/01              10,782                 9,330           10,361
09/01               9,939                 7,960           10,839
12/01              11,057                 8,811           10,844
03/02              11,762                 8,836           10,855
06/02              11,395                 7,652           11,256
09/02               9,921                 6,332           11,773
12/02              10,775                 6,864           11,958
03/03              10,483                 6,649           12,124
06/03              11,814                 7,672           12,427
09/03              12,355                 7,875           12,408
12/03              13,738                 8,834           12,448
03/04              14,227                 8,984           12,779
06/04              14,230                 9,139           12,467
09/04              14,214                 8,968           12,866
12/04              15,324                 9,796           12,989
03/05              15,255                 9,585           12,926
06/05              15,618                 9,717           13,315
09/05              16,241                10,067           13,226
12/05              16,500                10,277           13,304
03/06              17,475                10,710           13,218
06/06              17,022                10,555           13,207
09/06              17,497                11,154           13,710
12/06              18,235                11,901           13,880
03/07              18,817                11,977           14,088
06/07              19,869                12,730           14,015
09/07              19,865                12,988           14,413
12/07              19,164                12,555           14,846
03/08              18,368                11,369           15,168
06/08              17,773                11,059           15,013
09/08              17,014                10,133           14,939
06/08              17,773                11,059           15,013
09/08              17,014                10,133           14,939
12/08              14,289                 7,910           15,624
03/09              13,473                 7,039           15,642
06/09              15,216                 8,160           15,921
09/09              17,397                 9,434           16,516
12/09              18,032                10,004           16,549
03/10              18,931                10,542           16,844
06/10              17,500                 9,337           17,432
09/10              18,748                10,391           17,864
12/10              20,163                11,509           17,632

                         [END CHART]

-------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
-------------------------------------------------------------------------------
                                 Asset Director -   S&P 500    Barclays Capital
                                     Class O                    U.S. Aggregate
One Year                             11.8%           15.1%          6.5%
Five Years                            4.1%            2.3%          5.8%
Ten Years                             7.3%            1.4%          5.8%
Value of a hypothetical $10,000
  investment made on 12/31/00       $20,163         $11,509       $17,632
-------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS (UNAUDITED)

         [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

                  ASSET DIRECTOR                                 BARCLAYS CAPITAL
             PORTFOLIO - ADVISOR CLASS         S&P 500            U.S. AGGREGATE
12/00                $10,000                   $10,000               $10,000
03/01                 10,025                     8,814                10,303
06/01                 10,766                     9,330                10,361
09/01                  9,916                     7,960                10,839
12/01                 11,024                     8,811                10,844
03/02                 11,718                     8,836                10,855
06/02                 11,343                     7,652                11,256
09/02                  9,869                     6,332                11,773
12/02                 10,710                     6,864                11,958
03/03                 10,411                     6,649                12,124
06/03                 11,727                     7,672                12,427
09/03                 12,310                     7,875                12,408
12/03                 13,616                     8,834                12,448
03/04                 14,090                     8,984                12,779
06/04                 14,081                     9,139                12,467
09/04                 14,080                     8,968                12,866
12/04                 15,168                     9,796                12,989
03/05                 15,090                     9,585                12,926
06/05                 15,438                     9,717                13,315
09/05                 16,042                    10,067                13,226
12/05                 16,286                    10,277                13,304
03/06                 17,235                    10,710                13,218
06/06                 16,775                    10,555                13,207
09/06                 17,229                    11,154                13,710
12/06                 17,943                    11,901                13,880
03/07                 18,501                    11,977                14,088
06/07                 19,520                    12,730                14,015
09/07                 19,503                    12,988                14,413
12/07                 18,799                    12,555                14,846
03/08                 18,007                    11,369                15,168
06/08                 17,411                    11,059                15,013
09/08                 16,635                    10,133                14,939
12/08                 13,958                     7,910                15,624
03/09                 13,153                     7,039                15,642
06/09                 14,844                     8,160                15,921
09/09                 16,958                     9,434                16,516
12/09                 17,563                    10,004                16,549
03/10                 18,426                    10,542                16,844
06/10                 17,020                     9,337                17,432
09/10                 18,218                    10,391                17,864
12/10                 19,581                    11,509                17,632

                                   [END CHART]

-------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
-------------------------------------------------------------------------------
                                  Asset Director -   S&P 500   Barclays Capital
                                      Advisor                   U.S. Aggregate
One Year                              11.5%           15.1%         6.5%
Five Years                             3.8%            2.3%         5.8%
Ten Years                              7.0%            1.4%         5.8%
Value of a hypothetical $10,000
  investment made on 12/31/00        $19,581         $11,509      $17,632
-------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                         DECEMBER 31, 2010 (UNAUDITED)

                  Industry                                % of Total Net Assets
-------------------------------------------------         ---------------------
Mortgage-Backed and Assets-Backed Securities                     12.2%
Oil & Gas                                                         7.9
U.S. Government & Agency Obligations                              7.4
Miscellaneous Manufacturing                                       6.3
Healthcare-Products                                               4.6
Mutual Funds                                                      4.6
Semiconductors                                                    4.6
Banks                                                             4.5
Retail                                                            4.2
Pharmaceuticals                                                   4.0
Diversified Financial Services                                    3.9
Telecommunications                                                3.4
Aerospace & Defense                                               2.9
Money Market Mutual Fund                                          2.9
Apparel                                                           2.7
Transportation                                                    2.5
Auto Parts and Equipment                                          2.4
Computers                                                         2.4
Beverages                                                         1.8
Iron/Steel                                                        1.4
Insurance                                                         1.3
Machinery-Diversified                                             1.3
Biotechnology                                                     1.1
Electronics                                                       1.1
Software                                                          1.1
Pipelines                                                         0.8
Agriculture                                                       0.7
Chemicals                                                         0.7
Media                                                             0.7
Mining                                                            0.7
Toys/Games/Hobbies                                                0.7
Commercial Services                                               0.6
Automotive Components                                             0.3
Building Materials                                                0.3
Home Builders                                                     0.3
Food                                                              0.2
Healthcare-Services                                               0.2
Metal Fabricate/Hardware                                          0.2
Municipal Bonds                                                   0.2

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (CONTINUED)
                         DECEMBER 31, 2010 (UNAUDITED)

           Industry                                       % of Total Net Assets
----------------------------------------------            ---------------------
Forest Products & Paper                                            0.1
Gas                                                                0.1
Leisure Time                                                       0.1
Office Furnishings                                                 0.1
REITS                                                              0.1
                                                                 -----
                                                                  99.6
Other assets in excess of liabilities                              0.4
                                                                 -----

NET ASSETS                                                       100.0%
                                                                 =====

                                              A Message
                                              From
[PHOTO OF ERIK LEIGHTON]                      Erik Leighton,
                                              Portfolio Manager of the Socially
                                              Responsive Portfolio

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

  o   Companies that are engaged in the manufacture of tobacco;
  o Companies that derive a significant portion of their revenues from the manufacture of alcohol;
  o   Companies that are involved in gambling as a primary line of business;
  o   Companies whose activities include direct participation in abortion; and
  o Companies that derive a significant portion of their revenues from activities that promote pornography.

With 2009's exceptional equity market performance as a backdrop, 2010's equity markets continued to churn higher. Since the equity market trough in March 2009, the S&P 500 price has appreciated 86%. The best performing sectors in 2010 were consumer discretionary, industrials and materials. Health care and utilities, two generally more defensive sectors, lagged the average for the year. Based on market capitalization, small and mid cap indices easily outperformed their larger peers. Historically, smaller capitalization companies generally tend to outperform after a recession.

The investment return for the Socially Responsive Portfolio - Class O shares was 11.2% for calendar year 2010. This performance lagged the S&P 500 over the last year, but slightly outperformed during the three-year time period. Security selection was the main return driver in 2010 with several basic performance themes. First, the Socially Responsive Portfolio was unable to invest in several companies that were attractive from a fundamental and valuation standpoint, but which failed to pass the social criteria adhered to by this portfolio. As such, this limitation had a negative impact on performance.

In addition, attractive relative valuations and strong fundamentals are basic tenets for this portfolio. During 2010, technology sector returns tended to be driven by growth favorites, such as Apple and Netflix, which were trading at substantial premiums to the market. The Socially Responsible Portfolio did not own these names. At the same time, the portfolio tended to focus on the less levered, fundamentally strong financial companies which tended to lag their riskier counterparts last year.

After two years of very solid equity market returns, it seems unlikely the market will match the returns of 2009 and 2010. A more muted, albeit positive, return is a reasonable possibility with steady economic improvement and continued revenue expansion.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - CLASS O (UNAUDITED)

          [CHART OF ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - CLASS O]

                               SOCIALLY RESPONSIVE
                               PORTFOLIO - CLASS O              S&P 500
03/06                               $10,000                     $10,000
06/06                                 9,518                       9,856
09/06                                 9,714                      10,415
12/06                                10,257                      11,113
03/07                                10,651                      11,184
06/07                                11,520                      11,886
09/07                                11,339                      12,127
12/07                                10,612                      11,724
03/08                                 9,832                      10,616
06/08                                 9,395                      10,326
09/08                                 8,848                       9,462
12/08                                 6,707                       7,386
03/09                                 6,082                       6,573
06/09                                 7,075                       7,620
09/09                                 8,435                       8,809
12/09                                 8,782                       9,341
03/10                                 9,299                       9,844
06/10                                 8,133                       8,718
09/10                                 8,785                       9,703
12/10                                 9,765                      10,747

                                   [END CHART]

-------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
-------------------------------------------------------------------------------
                                        Socially Responsive -          S&P 500
                                               Class O
One Year                                        11.2%                   15.1%
Five Years                                       N/A                     N/A
Ten Years                                        N/A                     N/A
Since Inception (3/31/06)                       -0.5%                    1.5%
Value of a hypothetical $10,000
  investment made on 3/31/06                    $9,765                 $10,747
-------------------------------------------------------------------------------

The charts above show the Socially Responsive Portfolio - Class O total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS (UNAUDITED)

       [CHART OF ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS]

                    SOCIALLY RESPONSIVE PORTFOLIO -
                           ADVISOR CLASS                       S&P 500
03/06                        $10,000                           $10,000
06/06                          9,511                             9,856
09/06                          9,699                            10,415
12/06                         10,237                            11,113
03/07                         10,622                            11,184
06/07                         11,481                            11,886
09/07                         11,293                            12,127
12/07                         10,559                            11,724
03/08                          9,776                            10,616
06/08                          9,334                            10,326
09/08                          8,782                             9,462
12/08                          6,645                             7,386
03/09                          6,020                             6,573
06/09                          6,999                             7,620
09/09                          8,340                             8,809
12/09                          8,679                             9,341
03/10                          9,182                             9,844
06/10                          8,025                             8,718
09/10                          8,663                             9,703
12/10                          9,626                            10,747

                                   [END CHART]

-------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
-------------------------------------------------------------------------------
                                         Socially Responsive -          S&P 500
                                            Advisor Class
One Year                                         10.9%                    15.1%
Five Years                                        N/A                      N/A
Ten Years                                         N/A                      N/A
Since Inception (3/31/06)                        -0.8%                     1.5%
Value of a hypothetical $10,000
  investment made on 3/31/06                    $9,626                  $10,747
-------------------------------------------------------------------------------

The charts above show the Socially Responsive Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                         REPRESENTATION OF INVESTMENTS
                         SOCIALLY RESPONSIVE PORTFOLIO
                         DECEMBER 31, 2010 (UNAUDITED)

                    Industry                              % of Total Net Assets
-----------------------------------------------           ---------------------
Oil & Gas                                                        10.7%
Miscellaneous Manufacturing                                       9.4
Semiconductors                                                    7.5
Healthcare-Products                                               6.5
Banks                                                             6.4
Retail                                                            6.4
Telecommunications                                                4.6
Money Market Mutual Funds                                         3.9
Aerospace & Defense                                               3.6
Apparel                                                           3.6
Computers                                                         3.2
Beverages                                                         2.9
Diversified Financial Services                                    2.8
Pharmaceuticals                                                   2.7
Transportation                                                    3.5
Chemicals                                                         2.1
Iron/Steel                                                        2.1
Electronics                                                       2.0
Biotechnology                                                     1.8
Insurance                                                         1.7
Software                                                          1.7
Machinery-Diversified                                             1.5
Mining                                                            1.5
Toys/Games/Hobbies                                                1.5
Agriculture                                                       1.3
Food                                                              1.1
Commercial Services                                               0.8
Automotive Components                                             0.5
                                                                -----
                                                                 97.3
Other assets in excess of liabilities                             2.7
                                                                -----

NET ASSETS                                                      100.0%
                                                                =====

                      (This Page Intentionally Left Blank)

                          FEES AND EXPENSES (UNAUDITED)

As an indirect shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2010.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Beginning     Ending        Annualized
                                          Account      Account     Expense Ratio       Expenses Paid
                                           Value        Value       Based on the         During the
                                         07/01/10     12/31/10    Six-Month Period   Six-Month Period(1)
                                         ---------    ---------   ----------------   -------------------
Value - Class O
  Actual                                 $1,000.00    $1,214.30         0.61%             $3.40
  Hypothetical
    (5% return before expenses)           1,000.00     1,022.13         0.61               3.10
Value - Advisor Class
  Actual                                  1,000.00     1,212.30         0.91               5.07
  Hypothetical
    (5% return before expenses)           1,000.00     1,020.62         0.91               4.63
Money Market - Class O
  Actual                                  1,000.00     1,000.10         0.19               0.94
  Hypothetical
    (5% return before expenses)           1,000.00     1,024.27         0.19               0.95
Money Market - Advisor Class
  Actual                                  1,000.00     1,000.10         0.19               0.95
  Hypothetical
    (5% return before expenses)           1,000.00     1,024.26         0.19               0.96
Investment Grade Bond - Class O
  Actual                                  1,000.00     1,017.90         0.65               3.31
  Hypothetical
    (5% return before expenses)           1,000.00     1,021.93         0.65               3.31
Investment Grade Bond - Advisor Class
  Actual                                  1,000.00     1,016.20         0.95               4.83
  Hypothetical
    (5% return before expenses)           1,000.00     1,020.41         0.95               4.84
Asset Director - Class O
  Actual                                  1,000.00     1,152.30         0.62               3.37
  Hypothetical
    (5% return before expenses)           1,000.00     1,022.08         0.62               3.16
Asset Director - Advisor Class
  Actual                                  1,000.00     1,150.40         0.92               5.00
  Hypothetical
    (5% return before expenses)           1,000.00     1,020.56         0.92               4.70
Socially Responsive - Class O
  Actual                                  1,000.00     1,200.70         1.20               6.65
  Hypothetical
    (5% return before expenses)           1,000.00     1,019.16         1.20               6.10
Socially Responsive - Advisor Class
  Actual                                  1,000.00     1,199.60         1.50               8.33
  Hypothetical
    (5% return before expenses)           1,000.00     1,017.63         1.50               7.64

(1) Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/10. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ONEAMERICA FUNDS, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Funds") at December 31, 2010, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 17, 2011

                             ONEAMERICA FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                 PORTFOLIO
                                            ---------------------------------------------------------------------------------
                                                                  MONEY           INVESTMENT          ASSET         SOCIALLY
                                                 VALUE            MARKET          GRADE BOND         DIRECTOR      RESPONSIVE
                                            -------------     -------------     -------------     -------------   -----------
ASSETS:
 Investments in securities,
  at fair value                             $ 271,405,903     $ 195,682,597     $ 145,274,224     $ 315,489,776   $ 5,009,672
 Cash                                              60,056           200,815            59,621            87,800       206,153
 Receivable for capital stock issued              131,124           523,942            47,053           461,545           208
 Dividends and interest receivable                269,711             1,818         1,274,546           912,885         5,277
 Due from Advisor (Note 2)                              -            78,329                 -                 -         6,801
                                            -------------     -------------     -------------     -------------   -----------
     Total assets                             271,866,794       196,487,501       146,655,444       316,952,006     5,228,111
                                            -------------     -------------     -------------     -------------   -----------
LIABILITIES:
 Payable for capital stock redeemed                25,611                 -                 -                 -        28,051
 Payable for investments purchased                      -                 -                 -                 -        37,384
 Accrued investment advisory fees                 113,619            66,668            62,392           132,229         3,023
 Accrued distribution (12b-1) fee                   7,182             8,541             1,945            18,312           628
 Accrued expenses                                  16,801            20,510            15,727            20,865         9,273
                                            -------------     -------------     -------------     -------------   -----------
     Total liabilities                            163,213            95,719            80,064           171,406        78,359
                                            -------------     -------------     -------------     -------------   -----------
NET ASSETS                                  $ 271,703,581     $ 196,391,782     $ 146,575,380     $ 316,780,600   $ 5,149,752
                                            =============     =============     =============     =============   ===========
NET ASSETS BY CLASS OF SHARES
 Class O                                    $ 242,836,884     $ 162,522,659     $ 138,881,588     $ 243,307,886   $ 2,638,238
 Advisor Class                                 28,866,697        33,869,123         7,693,792        73,472,714     2,511,514
                                            -------------     -------------     -------------     -------------   -----------
     Total net assets                       $ 271,703,581     $ 196,391,782     $ 146,575,380     $ 316,780,600   $ 5,149,752
                                            =============     =============     =============     =============   ===========
SHARES OUTSTANDING
 Class O                                       11,916,166       162,522,575        12,273,354        13,938,096       286,450
 Advisor Class                                  1,427,518        33,869,105           682,536         4,232,280       272,792
                                            -------------     -------------     -------------     -------------   -----------
     Total shares outstanding                  13,343,684       196,391,680        12,955,890        18,170,376       559,242
                                            =============     =============     =============     =============   ===========
NET ASSET VALUE PER SHARE
 Class O                                    $       20.38     $        1.00     $       11.32     $       17.46   $      9.21
                                            =============     =============     =============     =============   ===========
 Advisor Class                              $       20.22     $        1.00     $       11.27     $       17.36   $      9.21
                                            =============     =============     =============     =============   ===========
 Investments at cost                        $ 247,802,871     $ 195,682,597     $ 140,690,812     $ 287,317,593   $ 4,907,825
                                            =============     =============     =============     =============   ===========
ANALYSIS OF NET ASSETS:
 Paid-in-capital                            $ 261,503,632     $ 196,391,680     $ 141,652,521     $ 290,318,861   $ 5,497,965
 Undistributed net
  investment income                                   930                40                34             1,628            15
 Undistributed net
  realized gain (loss)                        (13,404,013)               62           339,413        (1,712,072)     (450,075)
 Net unrealized appreciation
  of investments                               23,603,032                 -         4,583,412        28,172,183       101,847
                                            -------------     -------------     -------------     -------------   -----------
                                            $ 271,703,581     $ 196,391,782     $ 146,575,380     $ 316,780,600   $ 5,149,752
                                            =============     =============     =============     =============   ===========

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                 PORTFOLIO
                                            ---------------------------------------------------------------------------------
                                                                 MONEY           INVESTMENT          ASSET         SOCIALLY
                                                 VALUE           MARKET          GRADE BOND         DIRECTOR      RESPONSIVE
                                            -------------     -------------     -------------     -------------   -----------
INVESTMENT INCOME:
  Income:
   Dividends (net of foreign taxes
     withheld of $98,105, $0, $0,
     $76,563 and $1,547, respectively)      $   5,345,199     $      10,856     $     103,322     $   4,179,743   $   106,905
   Interest                                        12,910           434,495         6,566,496         3,877,047            30
                                            -------------     -------------     -------------     -------------   -----------
                                                5,358,109           445,351         6,669,818         8,056,790       106,935
                                            -------------     -------------     -------------     -------------   -----------
EXPENSES:
 Investment advisory fee                        1,268,230           857,372           723,658         1,445,405        32,913
 Custodian and service agent fee                  165,032           152,587           109,584           201,274        73,235
 Distribution (12b-1) fee - Advisor
  Class                                            74,773           100,337            19,782           178,717         6,813
 Printing                                          34,359            29,493            20,363            39,984           647
 Professional fees                                 30,361            26,411            17,937            34,852           504
 Director fees                                     14,713            14,708            14,727            14,713        14,717
 Other                                             20,424            51,225            54,251            31,170        19,802
                                            -------------     -------------     -------------     -------------   -----------
 Total expenses before waived fees
  and reimbursed expenses                       1,607,892         1,232,133           960,302         1,946,115       148,631
 Waived fees and reimbursed
  expenses (Note 2)                                     -          (800,523)                -                 -       (85,384)
                                            -------------     -------------     -------------     -------------   -----------
 Net expenses                                   1,607,892           431,610           960,302         1,946,115        63,247
                                            -------------     -------------     -------------     -------------   -----------
    Net investment income                       3,750,217            13,741         5,709,516         6,110,675        43,688
                                            -------------     -------------     -------------     -------------   -----------
GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss)
  on investments                                2,401,428               102         2,217,778         3,258,219      (118,197)
 Net change in unrealized
  appreciation (depreciation)
  on investments                               26,363,272                 -         2,014,891        23,389,128       562,401
                                            -------------     -------------     -------------     -------------   -----------
    Net realized and unrealized gain           28,764,700               102         4,232,669        26,647,347       444,204
                                            -------------     -------------     -------------     -------------   -----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                           $  32,514,917     $      13,843     $   9,942,185     $  32,758,022   $   487,892
                                            =============     =============     =============     =============   ===========

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           PORTFOLIO
                                             -------------------------------------------------------------------
                                                           VALUE                            MONEY MARKET
                                             -------------------------------     -------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                   2010              2009              2010              2009
                                             -------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                      $   3,750,217     $   3,821,372     $      13,741     $     246,666
  Net realized gain (loss) on investments        2,401,428       (14,236,740)              102                81
  Net change in unrealized appreciation
    (depreciation) on investments               26,363,272        69,393,358                 -                 -
                                             -------------     -------------     -------------     -------------
    Net increase in net assets
      from operations                           32,514,917        58,977,990            13,843           246,747
                                             -------------     -------------     -------------     -------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                     (3,401,906)       (3,529,081)          (11,639)         (235,326)
    Advisor Class                                 (332,720)         (299,606)           (2,102)          (11,340)
  From net realized gain
    Class O                                              -                 -                 -                 -
    Advisor Class                                        -                 -                 -                 -
                                             -------------     -------------     -------------     -------------
    Total distributions                         (3,734,626)       (3,828,687)          (13,741)         (246,666)
                                             -------------     -------------     -------------     -------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
    Class O                                      5,045,026         5,645,013        25,068,135        26,893,596
    Advisor Class                                6,089,808         2,969,342        13,076,609        11,723,618
  Reinvested distributions:
    Class O                                      3,401,906         3,529,081            11,639           241,436
    Advisor Class                                  332,720           299,606             2,102            12,033
  Cost of shares redeemed:
    Class O                                    (21,937,176)      (20,033,141)      (58,667,658)      (78,574,707)
    Advisor Class                               (3,657,535)       (3,068,133)      (12,605,751)      (20,307,548)
                                             -------------     -------------     -------------     -------------
    Increase (decrease)                        (10,725,251)      (10,658,232)      (33,114,924)      (60,011,572)
                                             -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets       18,055,040        44,491,071       (33,114,822)      (60,011,491)
    Net assets at beginning of year            253,648,541       209,157,470       229,506,604       289,518,095
                                             -------------     -------------     -------------     -------------
NET ASSETS AT END OF YEAR                    $ 271,703,581     $ 253,648,541     $ 196,391,782     $ 229,506,604
                                             =============     =============     =============     =============
  UNDISTRIBUTED (DISTRIBUTIONS IN
    EXCESS OF) NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT THE
    END OF YEAR                              $         930     $     (14,661)    $          40     $          40
                                             -------------     -------------     -------------     -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
    Class O                                        263,782           371,254        25,068,135        26,893,596
    Advisor Class                                  328,563           192,889        13,076,608        11,723,618
  Reinvested distributions:
    Class O                                        166,466           192,006            11,639           241,436
    Advisor Class                                   16,408            16,418             2,103            12,033
  Shares redeemed:
    Class O                                     (1,176,582)       (1,381,525)      (58,667,658)      (78,574,707)
    Advisor Class                                 (198,252)         (202,305)      (12,605,751)      (20,307,548)
                                             -------------     -------------     -------------     -------------
Net increase (decrease)                           (599,615)         (811,263)      (33,114,924)      (60,011,572)
Shares outstanding at beginning of year         13,943,299        14,754,562       229,506,604       289,518,176
                                             -------------     -------------     -------------     -------------
Shares outstanding at end of year               13,343,684        13,943,299       196,391,680       229,506,604
                                             =============     =============     =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                          PORTFOLIO
                                             ------------------------------------------------------------------
                                                  INVESTMENT GRADE BOND                ASSET DIRECTOR
                                             ------------------------------     -------------------------------
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2010             2009              2010              2009
                                             ------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                      $  5,709,516     $   6,459,018     $   6,110,675     $   6,438,240
  Net realized gain (loss) on investments       2,217,778         2,216,755         3,258,219        (4,374,137)
  Net change in unrealized appreciation
    (depreciation) on investments               2,014,891        10,526,524        23,389,128        54,417,846
                                             ------------     -------------     -------------     -------------
    Net increase in net assets
      from operations                           9,942,185        19,202,297        32,758,022        56,481,949
                                             ------------     -------------     -------------     -------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                    (5,547,873)       (6,287,171)       (4,884,456)       (5,425,874)
    Advisor Class                                (288,311)         (252,702)       (1,306,772)       (1,078,726)
  From net realized gain
    Class O                                    (1,822,788)         (764,161)                -                 -
    Advisor Class                                (101,165)          (32,520)                -                 -
                                             ------------     -------------     -------------     -------------
    Total distributions                        (7,760,137)       (7,336,554)       (6,191,228)       (6,504,600)
                                             ------------     -------------     -------------     -------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
    Class O                                    12,131,052         7,953,998        21,313,728        13,227,144
    Advisor Class                               3,822,650         1,585,392        27,207,037        19,624,138
  Reinvested distributions:
    Class O                                     7,370,661         7,051,332         4,884,456         5,425,874
    Advisor Class                                 389,476           285,222         1,306,772         1,078,726
  Cost of shares redeemed:
    Class O                                   (14,048,519)      (22,695,925)      (27,924,729)      (26,857,054)
    Advisor Class                              (2,175,967)       (1,214,646)      (10,430,722)      (14,921,749)
                                             ------------     -------------     -------------     -------------
    Increase (decrease)                         7,489,353        (7,034,627)       16,356,542        (2,422,921)
                                             ------------     -------------     -------------     -------------
    Net increase (decrease) in net assets       9,671,401         4,831,116        42,923,336        47,554,428
    Net assets at beginning of year           136,903,979       132,072,863       273,857,264       226,302,836
                                             ------------     -------------     -------------     -------------
NET ASSETS AT END OF YEAR                    $146,575,380     $ 136,903,979     $ 316,780,600     $ 273,857,264
                                             ============     =============     =============     =============
  UNDISTRIBUTED (DISTRIBUTIONS IN
    EXCESS OF) NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT THE
    END OF YEAR                              $         34     $     (10,156)    $       1,628     $      (6,998)
                                             ------------     -------------     -------------     -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
    Class O                                     1,036,182           711,797         1,268,066           948,651
    Advisor Class                                 325,898           143,737         1,668,008         1,393,967
  Reinvested distributions:
    Class O                                       653,022           632,633           279,447           338,230
    Advisor Class                                  34,639            25,670            75,175            67,568
  Shares redeemed:
    Class O                                    (1,197,607)       (2,068,460)       (1,687,651)       (1,951,110)
    Advisor Class                                (186,098)         (111,527)         (638,643)       (1,100,537)
                                             ------------     -------------     -------------     -------------
Net increase (decrease)                           666,036          (666,150)          964,402          (303,231)
Shares outstanding at beginning of year        12,289,854        12,956,004        17,205,974        17,509,205
                                             ------------     -------------     -------------     -------------
Shares outstanding at end of year              12,955,890        12,289,854        18,170,376        17,205,974
                                             ============     =============     =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                          PORTFOLIO
                                                              -------------------------------
                                                                      SOCIALLY RESPONSIVE
                                                              -------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                  2010              2009
                                                              -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $      43,688     $      29,748
  Net realized gain (loss) on investments                          (118,197)         (214,509)
  Net change in unrealized appreciation
    (depreciation) on investments                                   562,401         1,190,106
                                                              -------------     -------------
    Net increase in net assets from operations                      487,892         1,005,345
                                                              -------------     -------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
    Class O                                                         (26,714)          (17,091)
    Advisor Class                                                   (18,454)          (11,492)
  From net realized gain
    Class O                                                               -                 -
    Advisor Class                                                         -                 -
                                                              -------------     -------------
    Total distributions                                             (45,168)          (28,583)
                                                              -------------     -------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
    Class O                                                         418,476           310,394
    Advisor Class                                                   179,729           345,238
  Reinvested distributions:
    Class O                                                          26,714            17,091
    Advisor Class                                                    18,454            11,492
  Cost of shares redeemed:
    Class O                                                        (315,298)         (168,777)
    Advisor Class                                                  (144,213)          (37,554)
                                                              -------------     -------------
    Increase (decrease)                                             183,862           477,884
                                                              -------------     -------------
    Net increase (decrease) in net assets                           626,586         1,454,646
    Net assets at beginning of year                               4,523,166         3,068,520
                                                              -------------     -------------
NET ASSETS AT END OF YEAR                                     $   5,149,752     $   4,523,166
                                                              =============     =============
  UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME INCLUDED IN
    NET ASSETS AT THE END OF YEAR                             $          15     $       1,477
                                                              -------------     -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
    Class O                                                          48,441            43,908
    Advisor Class                                                    21,013            48,504
  Reinvested distributions:
    Class O                                                           2,893             2,024
    Advisor Class                                                     1,999             1,361
  Shares redeemed:
    Class O                                                         (39,348)          (26,518)
    Advisor Class                                                   (16,510)           (5,267)
                                                              -------------     -------------
Net increase (decrease)                                              18,488            64,012
Shares outstanding at beginning of year                             540,754           476,742
                                                              -------------     -------------
Shares outstanding at end of year                                   559,242           540,754
                                                              =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                                VALUE PORTFOLIO
                               DECEMBER 31, 2010

               Description                                   Shares              Value
-----------------------------------------------            ----------         ------------
COMMON STOCKS (89.0%)
 Aerospace & Defense (3.7%)
  General Dynamics Corp.                                       34,900         $  2,476,504
  Precision Castparts Corp.                                    54,700            7,614,787
                                                                              ------------
                                                                                10,091,291
                                                                              ------------
 Agriculture (1.0%)
  Archer-Daniels-Midland Co.                                   88,000            2,647,040
                                                                              ------------
 Apparel (4.0%)
  Columbia Sportswear Co.                                      72,400            4,365,720
  Wolverine World Wide, Inc.                                  201,600            6,427,008
                                                                              ------------
                                                                                10,792,728
                                                                              ------------
 Auto Parts and Equipment (3.4%)
  Magna International, Inc.,
   Class A                                                    175,000            9,100,000
                                                                              ------------
 Automotive Components (0.5%)
  Harley-Davidson, Inc.                                        35,600            1,234,252
                                                                              ------------
 Banks (4.5%)
  Bank of Hawaii Corp.                                         49,800            2,351,058
  Citigroup, Inc.(1)                                           97,698              462,111
  JPMorgan Chase & Co.                                         99,807            4,233,813
  Northern Trust Corp.                                         33,600            1,861,776
  U.S. Bancorp                                                128,200            3,457,554
                                                                              ------------
                                                                                12,366,312
                                                                              ------------
 Beverages (2.5%)
  The Coca-Cola Co.                                           103,500            6,807,195
                                                                              ------------
 Biotechnology (1.1%)
  Amgen, Inc.(1)
                                                               53,200            2,920,680
                                                                              ------------
 Chemicals (1.0%)
  Dow Chemical Co.                                             81,100            2,768,754
                                                                              ------------
 Commercial Services (0.7%)
  Robert Half International, Inc.                              63,800            1,952,280
                                                                              ------------
 Computers (2.7%)
  Dell, Inc.(1)                                               277,200            3,756,060
  Hewlett-Packard Co.                                          85,374            3,594,246
                                                                              ------------
                                                                                 7,350,306
                                                                              ------------
 Diversified Financial Services (2.3%)
  Federated Investors, Inc., Class B                          105,100            2,750,467
  Investment Technology Group, Inc.(1)                        212,000            3,470,440
                                                                              ------------
                                                                                 6,220,907
                                                                              ------------
 Electronics (1.5%)
  FLIR Systems, Inc.(1)                                       134,500            4,001,375
                                                                              ------------
 Food (0.3%)
  Fresh Del Monte Produce, Inc.                                33,600              838,320
                                                                              ------------
 Healthcare-Products (6.5%)
  Baxter International, Inc.                                   64,400            3,259,928
  Johnson & Johnson                                           105,500            6,525,175
  Medtronic, Inc.                                             144,900            5,374,341
  Zimmer Holdings, Inc.(1)                                     47,900            2,571,272
                                                                              ------------
                                                                                17,730,716
                                                                              ------------
 Insurance (1.5%)
  Aegon NV(1)                                                 654,085            4,009,541
                                                                              ------------
 Iron/Steel (1.7%)
  Nucor Corp.                                                 108,700            4,763,234
                                                                              ------------
 Machinery-Diversified (1.4%)
  Cummins, Inc.                                                33,800            3,718,338
                                                                              ------------
 Mining (1.1%)
  Alcoa, Inc.                                                 199,100            3,064,149
                                                                              ------------
 Miscellaneous Manufacturing (8.6%)
  Carlisle Cos., Inc.                                         157,600            6,263,024
  Crane Co.                                                   118,800            4,879,116
  General Electric Co.                                        311,400            5,695,506
  Illinois Tool Works, Inc.                                   124,200            6,632,280
                                                                              ------------
                                                                                23,469,926
                                                                              ------------
 Oil & Gas (10.4%)
  ConocoPhillips                                              106,900            7,279,890
  Exxon Mobil Corp.                                            54,300            3,970,416
  Royal Dutch Shell PLC ADR                                   108,900            7,272,342
  Tidewater, Inc.                                             136,250            7,335,700
  Valero Energy Corp.                                         102,200            2,362,864
                                                                              ------------
                                                                                28,221,212
                                                                              ------------
 Pharmaceuticals (5.8%)
  McKesson Corp.                                               96,050            6,759,999
  Merck & Co., Inc.                                           101,900            3,672,476
  Pfizer, Inc.                                                299,150            5,238,117
                                                                              ------------
                                                                                15,670,592
                                                                              ------------
 Retail (5.9%)
  Bed Bath & Beyond, Inc.(1)                                  120,800            5,937,320
  Best Buy Co., Inc.                                           97,700            3,350,133
  Home Depot, Inc.                                             86,600            3,036,196
  Kohl's Corp.(1)                                              70,000            3,803,800
                                                                              ------------
                                                                                16,127,449
                                                                              ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                          VALUE PORTFOLIO (continued)
                               DECEMBER 31, 2010

               Description                                                              Shares         Value
-----------------------------------------------                                       ----------   ------------
COMMON STOCKS (89.0%) (continued)
 Semiconductors (6.8%)
  Applied Materials, Inc.                                                                363,400   $  5,105,770
  Intel Corp.                                                                            328,600      6,910,458
  Texas Instruments, Inc.                                                                199,300      6,477,250
                                                                                                   ------------
                                                                                                     18,493,478
                                                                                                   ------------
 Software (1.6%)
  Autodesk, Inc.(1)                                                                      112,300      4,289,860
                                                                                                   ------------
 Telecommunications (4.1%)
  Cisco Systems, Inc.(1)                                                                 211,800      4,284,714
  Nokia OYJ ADR                                                                          251,050      2,590,836
  Telefonos de Mexico, Class L ADR                                                       268,700      4,336,818
                                                                                                   ------------
                                                                                                     11,212,368
                                                                                                   ------------
 Toys/Games/Hobbies (1.1%)
  Mattel, Inc.                                                                           116,400      2,960,052
                                                                                                   ------------
 Transportation (3.3%)
  Norfolk Southern Corp.                                                                  68,400      4,296,888
  Werner Enterprises, Inc.                                                               213,100      4,816,060
                                                                                                   ------------
                                                                                                      9,112,948
                                                                                                   ------------
      Total common stocks (cost: $219,300,211)                                                      241,935,303
                                                                                                   ------------

                                                              Interest   Maturity      Principal
                                                                Rate       Date         Amount
                                                              --------  ----------    ----------
SHORT-TERM NOTES AND BONDS2 (4.4%)
 COMMERCIAL PAPER (4.4%)
  Automobiles (0.7%)
   Toyota Motor Credit Corp.                                   0.213%   01/11/2011    $2,000,000      1,999,940
                                                                                                     ----------
  Banks (0.9%)
   Bank of America Corp.                                       0.243    01/26/2011       300,000        299,955
   Bank of America Corp.                                       0.243    01/26/2011     2,000,000      1,999,760
                                                                                                     ----------
                                                                                                      2,299,715
                                                                                                     ----------
  Computers (0.7%)
   International Business Machines Corp.                       0.112    01/10/2011     2,000,000      1,999,880
                                                                                                     ----------
  Diversified Financial Services (2.1%)
   Credit Suisse Group                                         0.230    01/05/2011     2,000,000      1,999,940
   Paccar Financial Corp.                                      0.193    01/26/2011     1,700,000      1,699,694
   UBS Financial LLC                                           0.218    01/03/2011     2,000,000      1,999,960
                                                                                                     ----------
                                                                                                      5,699,594
                                                                                                     ----------

       Total short-term notes and bonds (cost: $11,999,146)                                          11,999,129
                                                                                                     ----------

                                                     (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                          VALUE PORTFOLIO (continued)
                               DECEMBER 31, 2010

                       Description                                          Shares           Value
------------------------------------------------------------              ----------     ------------
MONEY MARKET MUTUAL FUND (3.0%)
  BlackRock Liquidity TempFund Portfolio                                   8,100,000     $  8,100,000
                                                                                         ------------

      Total money market mutual fund (cost: $8,100,000)                                     8,100,000
                                                                                         ------------
MUTUAL FUNDS (3.5%)
  iShares Russell 1000 Value Index Fund                                       68,900        4,469,543
  iShares Russell Midcap Value Index Fund                                     69,600        3,132,696
  iShares S&P SmallCap 600 Value Index Fund                                   24,600        1,769,232
                                                                                         ------------

      Total mutual funds (cost: $8,403,514)                                                 9,371,471
                                                                                         ------------
TOTAL INVESTMENTS (99.9%) (COST: $247,802,871)                                            271,405,903

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                                  297,678
                                                                                         ------------

NET ASSETS (100.0%)                                                                      $271,703,581
                                                                                         ============

(1) Non-Income producing securities.

(2) The interest rate for short-term notes reflects the yields for those securities as of December 31, 2010.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                               DECEMBER 31, 2010

                                                                 Interest        Maturity         Principal
                       Description                                 Rate            Date            Amount             Value
-------------------------------------------------------          --------       -----------     -----------       ------------
SHORT-TERM NOTES(1) (95.8%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (24.1%)
   Federal Home Loan Mortgage Corp.                                0.130%      01/11/2011       $ 1,228,000       $  1,227,956
   U.S. Treasury Bill Discount Note                                0.128       01/06/2011        19,100,000          9,099,660
   U.S. Treasury Bill Discount Note                                0.137       01/13/2011         6,000,000          5,999,730
   U.S. Treasury Bill Discount Note                                0.125       01/20/2011         8,000,000          7,999,472
   U.S. Treasury Bill Discount Note                                0.095       01/27/2011        13,000,000          2,999,108
                                                                                                                  ------------
                                                                                                                    47,325,926
                                                                                                                  ------------
 COMMERCIAL PAPER (70.6%)
  Chemical - Diversified (3.8%)
   BASF AG                                                         0.183       01/18/2011         5,000,000          4,999,575
   BASF AG                                                         0.203       02/16/2011         2,500,000          2,499,361
                                                                                                                  ------------
                                                                                                                     7,498,936
                                                                                                                  ------------
  Commerical Bank (15.0%)
   Bank of America Corp.                                           0.213       01/04/2011         7,500,000          7,499,869
   Citigroup Funding, Inc.                                         0.274       01/05/2011         6,000,000          5,999,820
   Citigroup Funding, Inc.                                         0.254       01/19/2011         1,000,000            999,875
   Deutsche Bank Financial LLC                                     0.203       01/07/2011         7,500,000          7,499,750
   JPMorgan Chase & Co.                                            0.233       02/11/2011         7,500,000          7,498,035
                                                                                                                  ------------
                                                                                                                    29,497,349
                                                                                                                  ------------
  Computers & Peripherals (4.6%)
   Hewlett-Packard Co.                                             0.183       01/03/2011         5,000,000          4,999,950
   International Business Machines Co.                             0.142       01/04/2011         3,000,000          2,999,965
   International Business Machines Co.                             0.152       01/07/2011         1,100,000          1,099,973
                                                                                                                  ------------
                                                                                                                     9,099,888
                                                                                                                  ------------
  Consumer Finance (5.8%)
   American Honda Finance Corp.                                    0.200       01/05/2011         4,350,000          4,349,903
   Paccar Financial Corp.                                          0.193       01/12/2011         6,000,000          5,999,652
   Paccar Financial Corp.                                          0.203       01/19/2011         1,000,000            999,900
                                                                                                                  ------------
                                                                                                                    11,349,455
                                                                                                                  ------------
  Diversified Financial Services (10.9%)
   Caterpillar Financial Services                                  0.183       01/25/2011         5,000,000          4,999,400
   Caterpillar Financial Services                                  0.193       02/23/2011         2,500,000          2,499,301
   Credit Suisse (NY Branch)                                       0.213       01/21/2011         7,000,000          6,999,183
   General Electric Capital Corp.                                  0.030       01/07/2011         7,000,000          6,999,965
                                                                                                                  ------------
                                                                                                                    21,497,849
                                                                                                                  ------------
  Food, Beverages (14.6%)
   Archer Daniels Midland Co.                                      0.254       02/22/2011         7,500,000          7,497,292
   Coca-Cola Co. (The)                                             0.193       02/28/2011         7,500,000          7,497,704
   Nestle Capital Corp.                                            0.213       03/14/2011         6,000,000          5,997,480
   Pepsico, Inc.                                                   0.162       02/07/2011         5,000,000          4,999,178
   Pepsico, Inc.                                                   0.162       02/14/2011         2,600,000          2,599,491
                                                                                                                  ------------
                                                                                                                    28,591,145
                                                                                                                  ------------
  Health Care (3.8%)
   Roche Holdings, Inc.                                            0.162       01/06/2011         7,500,000          7,499,833
                                                                                                                  ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------          --------       -----------        ----------      ------------
SHORT-TERM NOTES(1) (95.8%) (continued)
 COMMERCIAL PAPER (70.6%) (continued)
  Household & Personal Products (3.8%)
   Procter Gamble International Fund                               0.152%        01/05/2011        $1,500,000      $  1,499,975
   Procter Gamble International Fund                               0.172         01/28/2011         6,000,000         5,999,235
                                                                                                                   ------------
                                                                                                                      7,499,210
                                                                                                                   ------------
  Manufacturing (1.4%)
   Danaher Corp.                                                   0.203         01/14/2011         2,725,000         2,724,803
                                                                                                                   ------------
  Medical Products (6.9%)
   Abbott Laboratories                                             0.183         02/08/2011         2,550,000         2,549,515
   Johnson & Johnson                                               0.152         01/24/2011         5,000,000         4,999,521
   Medtronic, Inc.                                                 0.203         01/26/2011         6,000,000         5,999,167
                                                                                                                   ------------
                                                                                                                      3,548,203
                                                                                                                   ------------
 VARIABLE RATE DEMAND NOTES(2) (1.1%)
   Connecticut Water Co., Ser. 2004, Sr. Unsec'd. Notes
     (backed by Citizen Bank of RI LOC)                            0.540         01/04/2029         1,500,000         1,500,000
   PCP Investors LLC, (backed by Wells Fargo Bank LOC), Notes      0.290         12/01/2024           600,000           600,000
                                                                                                                   ------------
                                                                                                                      2,100,000
                                                                                                                   ------------

      Total short-term notes (cost(3): $188,232,597)                                                                188,232,597
                                                                                                                   ------------

                                                                                                     Shares
                                                                                                   ----------
MONEY MARKET MUTUAL FUND (3.8%)
   BlackRock Liquidity TempFund Portfolio                                                           7,450,000         7,450,000
                                                                                                                   ------------
      Total money market mutual fund (cost(3): $7,450,000)                                                            7,450,000
                                                                                                                   ------------
TOTAL INVESTMENTS (99.6%) (COST(3): $195,682,597)                                                                   195,682,597

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                                                            709,185
                                                                                                                   ------------

NET ASSETS (100.0%)                                                                                                $196,391,782
                                                                                                                   ============

(1) The interest rate for short-term notes reflects the yields for those securities as of December 31, 2010.

(2) Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(3) Cost represents amortized cost.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                        INVESTMENT GRADE BOND PORTFOLIO
                               DECEMBER 31, 2010

                         Description                                                                 Shares          Value
------------------------------------------------------------------------------                     ---------      -----------
PREFERRED STOCK (0.7%)
  Banks (0.7%)
   Santander Finance Preferred SA Unipersonal                                                         37,000      $ 1,030,820
                                                                                                                  -----------

      Total preferred stock (cost: $1,049,875)                                                                      1,030,820
                                                                                                                  -----------

                                                                        Interest      Maturity      Principal
                                                                          Rate          Date         Amount           Value
                                                                       ----------    ----------    -----------   -----------
LONG-TERM NOTES AND BONDS (93.6%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (24.3%)
    Federal Farm Credit Bank                                              2.625%     04/17/2014    $ 1,000,000   $ 1,043,356
    Federal Home Loan Banks                                               2.250      04/13/2012        500,000       511,310
    Federal Home Loan Banks                                               4.875      09/08/2017      1,000,000     1,116,612
    Federal Home Loan Banks                                               2.875      09/11/2020      1,000,000       927,042
    FHLMC                                                                 4.500      01/15/2015        500,000       552,296
    FHLMC                                                                 3.750      03/27/2019        750,000       776,377
    FNMA                                                                  4.375      07/17/2013      1,000,000     1,083,564
    FNMA                                                                  1.500      06/27/2014      1,000,000       989,316
    FNMA                                                                  2.500      05/15/2014      1,000,000     1,037,515
    U.S. Treasury Bonds                                                   6.000      02/15/2026        600,000       741,844
    U.S. Treasury Bonds                                                   5.375      02/15/2031        500,000       583,672
    U.S. Treasury Bonds                                                   4.500      02/15/2036        300,000       310,594
    U.S. Treasury Bonds                                                   3.500      02/15/2039        550,000       473,945
    U.S. Treasury Bonds                                                   4.500      08/15/2039        300,000       308,062
    U.S. Treasury Bonds                                                   4.625      02/15/2040        700,000       733,250
    U.S. Treasury Bonds                                                   3.875      08/15/2040        200,000       184,219
    U.S. Treasury Bonds                                                   4.250      11/15/2040        100,000        98,375
    U.S. Treasury Notes                                                   1.375      04/15/2012      3,600,000     3,645,983
    U.S. Treasury Notes                                                   0.750      05/31/2012      1,000,000     1,004,770
    U.S. Treasury Notes                                                   1.500      07/15/2012      1,150,000     1,169,092
    U.S. Treasury Notes                                                   0.375      08/31/2012        500,000       499,101
    U.S. Treasury Notes                                                   1.375      10/15/2012        800,000       811,782
    U.S. Treasury Notes                                                   1.375      05/15/2013      1,000,000     1,014,380
    U.S. Treasury Notes                                                   0.750      09/15/2013        400,000       398,719
    U.S. Treasury Notes                                                   2.250      05/31/2014      4,150,000     4,292,980
    U.S. Treasury Notes                                                   2.375      08/31/2014        700,000       725,157
    U.S. Treasury Notes                                                   2.125      05/31/2015      1,500,000     1,523,910
    U.S. Treasury Notes                                                   1.250      08/31/2015        700,000       680,805
    U.S. Treasury Notes                                                   2.625      04/30/2016      1,000,000     1,023,672
    U.S. Treasury Notes                                                   3.125      10/31/2016      1,000,000     1,043,125
    U.S. Treasury Notes                                                   3.125      04/30/2017      1,000,000     1,036,172
    U.S. Treasury Notes                                                   2.750      02/15/2019      3,500,000     3,454,882
    U.S. Treasury Notes                                                   3.625      08/15/2019        300,000       313,406
    U.S. Treasury Notes                                                   3.500      05/15/2020        750,000       768,285
    U.S. Treasury Notes                                                   2.625      08/15/2020        750,000       711,035
                                                                                                                 -----------
                                                                                                                  35,588,605
                                                                                                                 -----------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (37.8%)
   Banc of America Commercial Mortgage, Inc.,
    Ser. 2006-5, Cl. AAB                                                  5.379      09/10/2047        900,000       946,540

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    -----------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  MORTGAGE BACKED AND ASSET-BACKED SECURITIES (37.8%) (continued)
    Banc of America Commercial Mortgage, Inc.,
      Ser. 2007-1, Cl. AAB                                                5.422%     01/15/2049    $ 1,000,000    $ 1,054,416
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW13, Cl. A3                                              5.518      09/11/2041      1,000,000      1,048,836
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-PW14, Cl. A3                                              5.209      12/11/2038        600,000        627,546
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2006-T24, Cl. AAB                                              5.533      10/12/2041        550,000        591,912
    Bear Stearns Commercial Mortgage Securities,
      Ser. 2007-PW15, Cl. AAB                                             5.315      02/11/2044        650,000        682,454
    CenterPoint Energy Transition Bond Co. LLC,
      Ser. 2005-A, Cl. A2                                                 4.970      08/01/2014        337,588        347,050
    Commercial Mortgage Pass-Through Certificates,
      Ser. 2006-C8, Cl. AAB                                               5.291      12/10/2046        650,000        688,147
    CSFB Mortgage Securities Corp.,
      Ser. 2005-C5, Cl. AAB(1)                                            5.100      08/15/2038      1,200,000      1,268,235
    FHLMC, Ser. 2002-2424, Cl. OG                                         6.000      03/15/2017        608,084        658,637
    FHLMC CMO, Ser. 2005-2947, Cl. VA                                     5.000      03/15/2016        476,531        506,398
    FHLMC, Ser. 2009-3589, Cl. PA                                         4.500      09/15/2039      1,191,120      1,258,659
    FHLMC Gold Pool #A11823                                               5.000      08/01/2033         64,780         68,386
    FHLMC Gold Pool #A16641                                               5.500      12/01/2033         94,313        101,332
    FHLMC Gold Pool #A27124                                               6.000      10/01/2034         25,292         27,677
    FHLMC Gold Pool #A40159                                               5.500      11/01/2035         26,315         28,207
    FHLMC Gold Pool #A40754                                               6.500      12/01/2035        298,592        333,408
    FHLMC Gold Pool #A41968                                               5.500      01/01/2036        166,219        178,173
    FHLMC Gold Pool #A42109                                               6.500      01/01/2036        873,140        975,278
    FHLMC Gold Pool #A43870                                               6.500      03/01/2036        117,688        130,896
    FHLMC Gold Pool #A44969                                               6.500      04/01/2036        752,244        840,898
    FHLMC Gold Pool #A45057                                               6.500      05/01/2036         63,099         70,875
    FHLMC Gold Pool #A45624                                               5.500      06/01/2035         24,735         26,514
    FHLMC Gold Pool #A51101                                               6.000      07/01/2036        112,106        121,837
    FHLMC Gold Pool #A56247                                               6.000      01/01/2037        804,747        874,603
    FHLMC Gold Pool #A56634                                               5.000      01/01/2037        292,145        306,672
    FHLMC Gold Pool #A56829                                               5.000      01/01/2037         64,686         67,903
    FHLMC Gold Pool #A57135                                               5.500      02/01/2037        806,224        860,172
    FHLMC Gold Pool #A58278                                               5.000      03/01/2037        782,071        820,962
    FHLMC Gold Pool #A58965                                               5.500      04/01/2037        526,623        561,863
    FHLMC Gold Pool #A71576                                               6.500      01/01/2038        432,987        483,475
    FHLMC Gold Pool #A91064                                               4.500      02/01/2040        881,836        904,487
    FHLMC Gold Pool #A93990                                               4.000      09/01/2040        979,416        973,309
    FHLMC Gold Pool #B12969                                               4.500      03/01/2019         82,985         87,601
    FHLMC Gold Pool #B19462                                               5.000      07/01/2020        380,158        405,521
    FHLMC Gold Pool #C01086                                               7.500      11/01/2030         30,837         34,115
    FHLMC Gold Pool #C01271                                               6.500      12/01/2031         50,118         56,354
    FHLMC Gold Pool #C01302                                               6.500      11/01/2031         26,435         29,724
    FHLMC Gold Pool #C01676                                               6.000      11/01/2033      2,645,403      2,907,277
    FHLMC Gold Pool #C03478                                               4.500      06/01/2040        879,840        902,439
    FHLMC Gold Pool #C14364                                               6.500      09/01/2028         33,044         37,155

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    -----------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  MORTGAGE BACKED AND ASSET-BACKED SECURITIES (37.8%) (continued)
    FHLMC Gold Pool #C14872                                               6.500%     09/01/2028    $     2,510    $     2,822
    FHLMC Gold Pool #C20300                                               6.500      01/01/2029         18,565         20,875
    FHLMC Gold Pool #C28221                                               6.500      06/01/2029          9,035         10,159
    FHLMC Gold Pool #C35377                                               7.000      01/01/2030          4,016          4,571
    FHLMC Gold Pool #C41636                                               8.000      08/01/2030          5,110          5,975
    FHLMC Gold Pool #C56017                                               6.500      03/01/2031        221,685        249,266
    FHLMC Gold Pool #C61802                                               5.500      12/01/2031        192,716        206,902
    FHLMC Gold Pool #C64936                                               6.500      03/01/2032         22,945         25,800
    FHLMC Gold Pool #C68790                                               6.500      07/01/2032        120,933        135,979
    FHLMC Gold Pool #C74741                                               6.000      12/01/2032        147,199        161,770
    FHLMC Gold Pool #C79460                                               5.500      05/01/2033         79,048         84,931
    FHLMC Gold Pool #C79886                                               6.000      05/01/2033        453,596        498,498
    FHLMC Gold Pool #E00543                                               6.000      04/01/2013          8,032          8,681
    FHLMC Gold Pool #E00565                                               6.000      08/01/2013          7,034          7,664
    FHLMC Gold Pool #E00957                                               6.000      02/01/2016         19,771         21,391
    FHLMC Gold Pool #E01007                                               6.000      08/01/2016         15,089         16,362
    FHLMC Gold Pool #E01085                                               5.500      12/01/2016         28,573         30,654
    FHLMC Gold Pool #E01136                                               5.500      03/01/2017         80,011         85,981
    FHLMC Gold Pool #E01216                                               5.500      10/01/2017         78,478         84,546
    FHLMC Gold Pool #E01378                                               5.000      05/01/2018        177,272        188,824
    FHLMC Gold Pool #E02735                                               3.500      10/01/2025        976,353        983,676
    FHLMC Gold Pool #E71048                                               6.000      07/01/2013            291            316
    FHLMC Gold Pool #E72468                                               5.500      10/01/2013          2,997          3,214
    FHLMC Gold Pool #E74118                                               5.500      01/01/2014         25,121         26,939
    FHLMC Gold Pool #E77035                                               6.500      05/01/2014         15,982         17,423
    FHLMC Gold Pool #E77962                                               6.500      07/01/2014         22,149         24,146
    FHLMC Gold Pool #E78727                                               6.500      10/01/2014            778            848
    FHLMC Gold Pool #E82543                                               6.500      03/01/2016         41,366         45,095
    FHLMC Gold Pool #E85127                                               6.000      08/01/2016         16,157         17,603
    FHLMC Gold Pool #E85353                                               6.000      09/01/2016         34,627         37,728
    FHLMC Gold Pool #E89823                                               5.500      05/01/2017         85,672         91,977
    FHLMC Gold Pool #E90912                                               5.500      08/01/2017         28,590         30,694
    FHLMC Gold Pool #E91139                                               5.500      09/01/2017        191,008        205,065
    FHLMC Gold Pool #E91646                                               5.500      10/01/2017        182,716        196,163
    FHLMC Gold Pool #E92047                                               5.500      10/01/2017        140,797        151,159
    FHLMC Gold Pool #E92196                                               5.500      11/01/2017         21,976         23,593
    FHLMC Gold Pool #E95159                                               5.500      03/01/2018        145,153        156,561
    FHLMC Gold Pool #E95734                                               5.000      03/01/2018        686,391        731,972
    FHLMC Gold Pool #G01091                                               7.000      12/01/2029         22,842         25,998
    FHLMC Gold Pool #G02060                                               6.500      01/01/2036        785,199        874,301
    FHLMC Gold Pool #G08016                                               6.000      10/01/2034      1,138,439      1,245,799
    FHLMC Gold Pool #G10817                                               6.000      06/01/2013          7,246          7,881
    FHLMC Gold Pool #G11753                                               5.000      08/01/2020        288,779        307,595
    FHLMC Gold Pool #J01382                                               5.500      03/01/2021        863,248        926,238
    FHLMC Gold Pool #J05930                                               5.500      03/01/2021        404,088        433,574
    FNMA Pool #253798                                                     6.000      05/01/2016            890            968
    FNMA Pool #256883                                                     6.000      09/01/2037        837,209        911,021
    FNMA Pool #357269                                                     5.500      09/01/2017        566,387        610,724

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    -----------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  MORTGAGE BACKED AND ASSET-BACKED SECURITIES (37.8%) (continued)
    FNMA Pool #357637                                                     6.000%     11/01/2034    $ 1,380,676    $ 1,514,484
    FNMA Pool #545929                                                     6.500      08/01/2032         85,405         96,031
    FNMA Pool #555591                                                     5.500      07/01/2033        349,713        376,955
    FNMA Pool #572020                                                     6.000      04/01/2016         20,364         22,168
    FNMA Pool #578974                                                     6.000      05/01/2016         34,898         37,924
    FNMA Pool #579170                                                     6.000      04/01/2016          9,414         10,248
    FNMA Pool #584953                                                     7.500      06/01/2031         13,531         15,536
    FNMA Pool #585097                                                     6.000      05/01/2016         49,476         53,859
    FNMA Pool #651220                                                     6.500      07/01/2032         76,607         86,138
    FNMA Pool #781776                                                     6.000      10/01/2034        123,123        135,055
    FNMA Pool #797509                                                     4.500      03/01/2035        773,713        798,543
    FNMA Pool #797536                                                     4.500      04/01/2035        724,696        747,952
    FNMA Pool #910446                                                     6.500      01/01/2037         95,637        106,698
    FNMA Pool #922224                                                     5.500      12/01/2036        672,741        724,936
    FNMA Pool #936760                                                     5.500      06/01/2037        686,734        735,293
    FNMA Pool #942956                                                     6.000      09/01/2037        718,644        782,004
    FNMA Pool #AC1607                                                     4.500      08/01/2039        913,486        938,663
    FNMA Pool #AD1662                                                     5.000      03/01/2040        948,887      1,004,184
    FNMA Pool #MA0533                                                     4.000      10/01/2040        992,587        988,415
    Global Tower Partners Acquisition Partners LLC,
      Ser. 2007-1A, Cl. E, 144A(2)                                        6.223      05/15/2037      1,000,000      1,029,352
    GNMA CMO, Ser. 2002-88, Cl. GW                                        5.500      09/20/2019      1,000,000      1,060,454
    GNMA CMO, Ser. 2010-102, Cl. IO(1)                                    1.777      06/16/2052     11,371,734        979,181
    GNMA CMO, Ser. 2010-122, Cl. IO(1)                                    1.470      02/16/2044     14,947,727      1,059,827
    GNMA Pool #443216                                                     8.000      07/15/2027         16,533         19,525
    GNMA Pool #452827                                                     7.500      02/15/2028         23,532         27,183
    GNMA Pool #457453                                                     7.500      10/15/2027          6,732          7,770
    GNMA Pool #479743                                                     7.500      11/15/2030         18,904         21,869
    GNMA Pool #511723                                                     7.500      10/15/2030         21,727         25,135
    GNMA Pool #511778                                                     7.500      11/15/2030         67,034         77,550
    GNMA Pool #529534                                                     8.000      08/15/2030          8,739          9,447
    GNMA Pool #540356                                                     7.000      05/15/2031         53,467         61,337
    GNMA Pool #542083                                                     7.000      01/15/2031          7,714          8,849
    GNMA Pool #552466                                                     6.500      03/15/2032         70,973         80,578
    GNMA Pool #574395                                                     6.000      01/15/2032        445,444        491,818
    GNMA Pool #577653                                                     6.000      08/15/2032         38,573         42,589
    GNMA Pool #585467                                                     6.000      08/15/2032        124,024        136,936
    GNMA Pool #591025                                                     6.500      10/15/2032         62,152         70,564
    GNMA Pool #717081                                                     4.500      05/15/2039      1,671,373      1,737,520
    GNMA Pool #718832                                                     5.500      09/15/2039        772,995        840,024
    GNMA Pool #719238                                                     4.000      07/15/2040      1,807,439      1,823,847
    GNMA Pool #721035                                                     4.000      12/15/2039        142,197        143,488
    GNMA Pool #729037                                                     5.000      02/15/2040        850,381        904,678
    Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB                     5.325      12/15/2043        650,000        686,935
    Small Business Administration, Ser. 2006-10A, Cl. 1                   5.524      03/10/2016        883,162        935,571
    Small Business Administration Participation Certificates,
      Ser. 2006-20C, Cl. 1                                                5.570      03/01/2026        644,036        695,133

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    ------------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  MORTGAGE BACKED AND ASSET-BACKED SECURITIES (37.8%) (continued)
      TIAA Seasoned Commercial Mortgage Trust,
        Ser. 2007-C4, Cl. A3(1)                                            6.049%    08/15/2039    $   350,000    $    384,733
                                                                                                                  ------------
                                                                                                                    55,372,844
                                                                                                                  ------------
  MUNICIPAL BONDS (0.8%)
      Illinois State Toll Highway Authority                                6.184     01/01/2034      1,000,000         980,250
      New York City Municipal Water Finance Authority                      5.724     06/15/2042        230,000         222,003
                                                                                                                  ------------
      Total municipal bonds (cost: $1,282,016)                                                                       1,202,253
                                                                                                                  ------------
  CORPORATE OBLIGATIONS (30.7%)
    Aerospace & Defense (1.4%)
      L-3 Communications Corp., Gtd. Notes                                 5.875     01/15/2015        500,000         509,375
      L-3 Communications Corp., Ser. B, Gtd. Notes                         6.375     10/15/2015        500,000         515,000
      Spirit Aerosystems, Inc., Gtd. Notes, 144A(2)                        6.750     12/15/2020      1,000,000       1,002,500
                                                                                                                  ------------
                                                                                                                     2,026,875
                                                                                                                  ------------
    Auto Parts & Equipment (0.7%)
      Johnson Controls, Inc., Sr. Unsec'd. Notes                           6.000     01/15/2036      1,000,000       1,020,889
                                                                                                                  ------------

    Banks (3.6%)
      Citigroup, Inc.                                                      6.125     05/15/2018      1,000,000       1,095,527
      Goldman Sachs Group, Inc. (The), Sr. Notes                           6.000     06/15/2020      1,000,000       1,080,664
      Morgan Stanley, Sr. Unsecd. Notes                                    5.500     07/24/2020      1,000,000       1,010,274
      PNC Preferred Funding Trust III, Jr. Sub. Notes, 144A(1),(2)         8.700     03/29/2049      1,000,000       1,061,770
      Union Bank NA, Sr. Sub. Notes, MTN                                   5.950     05/11/2016      1,000,000       1,064,400
                                                                                                                  ------------
                                                                                                                     5,312,635
                                                                                                                  ------------
    Biotechnology (0.7%)
      Life Technologies Corp., Sr. Notes                                   6.000     03/01/2020      1,000,000       1,071,135
                                                                                                                  ------------

    Building Materials (0.7%)
      Owens Corning, Gtd. Notes                                            7.000     12/01/2036      1,025,000       1,056,069
                                                                                                                  ------------

    Chemicals (0.8%)
      Dow Chemical Co. (The), Sr. Unsec'd. Notes                           7.375     03/01/2023      1,000,000       1,114,579
                                                                                                                  ------------

    Coal (0.5%)
      Consol Energy, Inc., Sr. Sec'd. Notes                                7.875     03/01/2012        665,000         707,394
                                                                                                                  ------------

    Commercial Services (0.9%)
      Dyncorp International, Inc., Sr. Unsecd., 144A(2)                   10.375     07/01/2017        500,000         512,500
      ERAC USA Finance Co., Gtd. Notes, 144A(2)                            5.600     05/01/2015        800,000         872,917
                                                                                                                  ------------
                                                                                                                     1,385,417
                                                                                                                  ------------
    Diversified Financial Services (0.7%)
      Unison Ground Lease Funding LLC, Notes, 144A(2)                      9.522     04/15/2020      1,000,000       1,007,600
                                                                                                                  ------------

    Entertainment (0.8%)
      International Game Technology, Sr. Unsec'd. Notes                    7.500     06/15/2019      1,000,000       1,125,662
                                                                                                                   -----------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    ------------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  CORPORATE OBLIGATIONS (30.7%) (continued)
    Forest Products & Paper (0.6%)
      Weyerhaeuser Co., Sr. Unsec'd. Notes                                7.375%     03/15/2032    $   900,000    $    909,797
                                                                                                                  ------------

    Gas (0.5%)
      Southwest Gas Corp., Sr. Unsec'd. Notes                             7.625      05/15/2012        650,000         698,901
                                                                                                                  ------------

    Healthcare-Services (0.4%)
      Quest Diagnostics, Inc., Gtd. Notes                                 6.950      07/01/2037        550,000         583,240
                                                                                                                  ------------

    Home Builders (0.6%)
      Lennar Corp., Gtd. Notes                                            6.950      06/01/2018      1,000,000         950,000
                                                                                                                  ------------

    Insurance (0.4%)
      Willis North America, Inc., Gtd. Notes                              6.200      03/28/2017        600,000         616,532
                                                                                                                  ------------

    Iron/Steel (0.6%)
      Reliance Steel & Aluminum Co., Gtd. Notes                           6.850      11/15/2036        900,000         833,506
                                                                                                                  ------------

    Leisure Time (0.4%)
      Royal Caribbean Cruises Ltd., Sr. Unsec'd. Notes                    7.250      03/15/2018        600,000         636,000
                                                                                                                  ------------

    Machinery-Construction & Mining (0.7%)
      Joy Global, Inc., Gtd. Notes                                        6.000      11/15/2016      1,135,000       1,229,555
                                                                                                                  ------------

    Machinery-Diversified (0.8%)
      Case New Holland, Inc., Sr. Notes, 144A(2)                          7.875      12/01/2017      1,000,000       1,092,500
                                                                                                                  ------------

    Media (2.1%)
      Comcast Corp., Gtd. Notes                                           6.400      03/01/2040      1,000,000       1,071,865
      COX Communications, Inc., Unsub. Notes                              7.625      06/15/2025      1,000,000       1,237,144
      Time Warner Cable, Inc., Gtd. Notes                                 6.550      05/01/2037        650,000         695,952
                                                                                                                  ------------
                                                                                                                     3,004,961
                                                                                                                  ------------
    Metal Fabricate/Hardware (0.6%)
      Commercial Metals Co., Sr. Unsec'd. Notes                           7.350      08/15/2018        800,000         813,935
                                                                                                                  ------------

    Miscellaneous Manufacturing (1.2%)
      GE Capital Trust I, Sub. Notes(1)                                   6.375      11/15/2067        600,000         592,500
      Textron, Inc., Sr. Unsec'd. Notes                                   7.250      10/01/2019      1,000,000       1,145,951
                                                                                                                  ------------
                                                                                                                     1,738,451
                                                                                                                  ------------
    Oil & Gas (3.6%)
      Pioneer Natural Resources Co., Gtd. Notes                           7.200      01/15/2028        600,000         627,003
      SEACOR Holdings, Inc., Sr. Unsec'd. Notes                           5.875      10/01/2012        805,000         839,363
      Range Resources Corp., Gtd. Notes                                   6.750      08/01/2020      1,000,000       1,031,250
      Southwestern Energy Co., Sr. Notes                                  7.500      02/01/2018        960,000       1,082,400
      Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes             7.050      05/15/2018        600,000         654,565

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    ------------
LONG-TERM NOTES AND BONDS (93.6%) (continued)
  CORPORATE OBLIGATIONS (30.7%) (continued)
      Valero Energy Corp., Gtd. Notes                                     6.625%     06/15/2037    $1,000,000     $  1,015,633
                                                                                                                  ------------
                                                                                                                     5,250,214
                                                                                                                  ------------
    Pipelines (2.2%)
      Midcontinent Express Pipeline LLC,
        Sr. Unsec'd. Notes, 144A(2)                                       6.700      09/15/2019     1,000,000        1,074,778
      Southern Star Central Corp., Sr. Notes                              6.750      03/01/2016       650,000          656,500
      Transcontinental Gas Pipe Line Co. LLC,
        Ser. B, Sr. Unsec'd. Notes                                        8.875      07/15/2012       600,000          663,027
      Williams Partners LP/Williams Partners Finance Corp.,
        Sr. Unsec'd. Notes                                                7.250      02/01/2017       700,000          813,763
                                                                                                                  ------------
                                                                                                                     3,208,068
                                                                                                                  ------------

    REITS (0.4%)
      Nationwide Health Properties, Inc., Sr. Unsec'd. Notes              6.250      02/01/2013       600,000          643,564
                                                                                                                  ------------
    Telecommunications (4.1%)
      America Movil SAB de CV, Gtd. Notes                                 5.000      03/30/2020     1,000,000        1,039,448
      AT&T, Inc., Sr. Unsec'd. Notes                                      6.550      02/15/2039     1,000,000        1,088,454
      BellSouth Corp., Sr. Unsec'd. Notes                                 6.550      06/15/2034       850,000          893,948
      Motorola Solutions, Inc., Sr. Unsec'd. Notes                        6.500      11/15/2028     1,000,000          984,246
      Sprint Capital Corp., Gtd. Notes                                    6.875      11/15/2028       800,000          700,000
      Verizon Communications, Gtd. Notes                                  6.940      04/15/2028       600,000          677,401
      Virgin Media Finance PLC, Ser. 1, Gtd. Notes                        9.500      08/15/2016       500,000          565,000
                                                                                                                  ------------
                                                                                                                     5,948,497
                                                                                                                  ------------

    Transportation (0.7%)
      Viterra, Inc., Gtd. Notes, 144A(2)                                  5.950      08/01/2020     1,000,000          954,147
                                                                                                                  ------------

      Total corporate obligations (cost: $43,554,104)                                                               44,940,123
                                                                                                                  ------------

      Total long-term notes and bonds (cost: $132,564,877)                                                         137,103,825
                                                                                                                  ------------
SHORT-TERM NOTES AND BONDS(3) (3.4%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (2.0%)
      Federal Home Loan Banks                                             1.625      07/27/2011       250,000          251,829
      U.S. Treasury Notes                                                 0.875      03/31/2011     1,450,000        1,452,379
      U.S. Treasury Notes                                                 1.125      06/30/2011       950,000          954,379
      U.S. Treasury Notes                                                 1.000      07/31/2011       250,000          251,113
                                                                                                                  ------------

        Total U.S. government & agency obligations (cost: $2,900,000)                                                2,909,700
                                                                                                                  ------------
  CORPORATE OBLIGATIONS (1.4%)
    Banks (0.1%)
      JPMorgan Chase & Co., Sub. Notes                                    6.750      02/01/2011        37,000           37,163

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                  INVESTMENT GRADE BOND PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                        Interest      Maturity      Principal
                         Description                                      Rate          Date         Amount           Value
-----------------------------------------------------------------      ----------    ----------    -----------    ------------
SHORT-TERM NOTES AND BOND(3) (3.4%) (continued)
  CORPORATE OBLIGATIONS (1.4%) (continued)
      US Bank NA, Sub. Notes, MTN                                         6.375%     08/01/2011    $    37,000    $     38,230
                                                                                                                  ------------
                                                                                                                        75,393
                                                                                                                  ------------

    Diversified Financial Services (0.4%)
      Merrill Lynch & Co., Inc., Sr. Unsec'd. Notes, MTN(1)               0.487      11/01/2011        550,000         549,304
                                                                                                                  ------------

    Insurance (0.5%)
      Nationwide Financial Services, Sr. Unsec'd. Notes                   6.250      11/15/2011        700,000         729,328
                                                                                                                  ------------

    Office Furnishings (0.4%)
      Steelcase, Inc., Sr. Unsec'd. Notes                                 6.500      08/15/2011        650,000         664,251
                                                                                                                  ------------

    Telecommunications (0.0%)
      AT&T, Inc., Sr. Unsec'd. Notes                                      6.250      03/15/2011         37,000          37,413
      Sprint Capital Corp., Gtd. Notes                                    7.625      01/30/2011         37,000          37,093
                                                                                                                  ------------
                                                                                                                        74,506
                                                                                                                  ------------

    Miscellaneous (0.0%)
      Quebec Province, Ser. PJ, Unsec'd. Notes                            6.125      01/22/2011         37,000          37,097
                                                                                                                  ------------
      Total corporate obligations (cost: $2,076,059)                                                                 2,129,879
                                                                                                                  ------------
      Total short-term notes and bonds (cost: $4,976,060)                                                            5,039,579
                                                                                                                  ------------

                                                                                                     Shares
                                                                                                   -----------
MONEY MARKET MUTUAL FUND (1.4%)
  BlackRock Liquidity TempFund Portfolio                                                             2,100,000       2,100,000
                                                                                                                  ------------

    Total money market mutual fund (cost: $2,100,000)                                                                2,100,000
                                                                                                                  ------------
TOTAL INVESTMENTS (99.1%) (COST: $140,690,812)                                                                     145,274,224

OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                                                                         1,301,156
                                                                                                                  ------------

NET ASSETS (100.0%)                                                                                               $146,575,380
                                                                                                                  ============

(1) Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(2) Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

(3) The interest rate for short-term notes reflects the yields for those securities as of December 31, 2010.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                               DECEMBER 31, 2010


         Description                                         Shares         Value
------------------------------------------                 ----------   ------------
PREFERRED STOCK (0.2%)
  Banks (0.2%)
    Santander Finance Preferred
      SA Unipersonal                                           17,500   $    487,550
                                                                        ------------

      Total preferred stock
       (cost: $496,562)                                                      487,550
                                                                        ------------

COMMON STOCKS (61.5%)
    Aerospace & Defense (2.6%)
      General Dynamics Corp.                                   27,900      1,979,784
      Precision Castparts Corp.                                44,300      6,167,003
                                                                        ------------
                                                                           8,146,787
                                                                        ------------
    Agriculture (0.7%)
      Archer-Daniels-Midland Co.                               71,100      2,138,688
                                                                        ------------
    Apparel (2.7%)
      Columbia Sportswear Co.                                  59,900      3,611,970
      Wolverine World Wide, Inc.                              157,450      5,019,506
                                                                        ------------
                                                                           8,631,476
                                                                        ------------
    Auto Parts and Equipment (2.4%)
      Magna International, Inc., Class A                      142,600      7,415,200
                                                                        ------------
    Automotive Components (0.3%)
      Harley-Davidson, Inc.                                    29,500      1,022,765
                                                                        ------------
    Banks (3.1%)
      Bank of Hawaii Corp.                                     39,700      1,874,237
      Citigroup, Inc.(1)                                       66,228        313,258
      JPMorgan Chase & Co.                                     79,640      3,378,329
      Northern Trust Corp.                                     25,600      1,418,496
      U.S. Bancorp                                            105,400      2,842,638
                                                                        ------------
                                                                           9,826,958
                                                                        ------------
    Beverages (1.8%)
      The Coca-Cola Co.                                        85,500      5,623,335
                                                                        ------------
    Biotechnology (0.8%)
      Amgen, Inc.(1)                                           43,600      2,393,640
                                                                        ------------
    Chemicals (0.7%)
      Dow Chemical Co.                                         67,100      2,290,794
                                                                        ------------
    Commercial Services (0.5%)
      Robert Half International, Inc.                          50,600      1,548,360
                                                                        ------------
    Computers (1.8%)
      Dell, Inc.(1)                                           202,200      2,739,810
      Hewlett-Packard Co.                                      68,167      2,869,831
                                                                        ------------
                                                                           5,609,641
                                                                        ------------

    Diversified Financial Services (1.6%)
      Federated Investors, Inc., Class B                       87,400      2,287,258

    Investment Technology
      Group, Inc.(1)                                          170,100      2,784,537
                                                                        ------------
                                                                           5,071,795
                                                                        ------------
    Electronics (1.1%)
      FLIR Systems, Inc.(1)                                   110,500      3,287,375
                                                                        ------------
    Food (0.2%)
      Fresh Del Monte Produce, Inc.                            26,600        663,670
                                                                        ------------
    Healthcare-Products (4.5%)
      Baxter International, Inc.                               52,800      2,672,736
      Johnson & Johnson                                        84,400      5,220,140
      Medtronic, Inc.                                         119,200      4,421,128
      Zimmer Holdings, Inc.(1)                                 38,200      2,050,576
                                                                        ------------
                                                                          14,364,580
                                                                        ------------
    Insurance (1.0%)
      Aegon NV1                                               513,386      3,147,056
                                                                        ------------
    Iron/Steel (1.2%)
      Nucor Corp.                                              87,300      3,825,486
                                                                        ------------
    Machinery-Diversified (1.0%)
      Cummins, Inc.                                            27,900      3,069,279
                                                                        ------------
    Mining (0.7%)
      Alcoa, Inc.                                             151,300      2,328,507
                                                                        ------------
    Miscellaneous Manufacturing (6.0%)
      Carlisle Cos., Inc.                                     126,400      5,023,136
      Crane Co.                                                98,400      4,041,288
      General Electric Co.                                    256,900      4,698,701
      Illinois Tool Works, Inc.                                98,900      5,281,260
                                                                        ------------
                                                                          19,044,385
                                                                        ------------
    Oil & Gas (7.2%)
      ConocoPhillips                                          85,800       5,842,980
      Exxon Mobil Corp.                                       45,100       3,297,712
      Royal Dutch Shell PLC ADR                               91,750       6,127,065
      Tidewater, Inc.                                        108,750       5,855,100
      Valero Energy Corp.                                     78,400       1,812,608
                                                                        ------------
                                                                          22,935,465
                                                                        ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

             Description                                                                              Shares          Value
------------------------------------------                                                          ----------     ------------
COMMON STOCKS (61.5%) (continued)
  Pharmaceuticals (4.0%)
    McKesson Corp.                                                                                      79,300     $  5,581,134
    Merck & Co., Inc.                                                                                   81,700        2,944,468
    Pfizer, Inc.                                                                                       243,300        4,260,183
                                                                                                                   ------------
                                                                                                                     12,785,785
                                                                                                                   ------------

  Retail (4.2%)
    Bed Bath & Beyond, Inc.(1)                                                                          98,300        4,831,445
    Best Buy Co., Inc.                                                                                  79,900        2,739,771
    Home Depot, Inc.                                                                                    69,100        2,422,646
    Kohl's Corp.(1)                                                                                     58,200        3,162,588
                                                                                                                   ------------
                                                                                                                     13,156,450
                                                                                                                   ------------

  Semiconductors (4.6%)
    Applied Materials, Inc.                                                                            274,100        3,851,105
    Intel Corp.                                                                                        267,000        5,615,010
    Texas Instruments, Inc.                                                                            159,700        5,190,250
                                                                                                                   ------------
                                                                                                                     14,656,365
                                                                                                                   ------------

  Software (1.1%)
    Autodesk, Inc.(1)                                                                                   91,900        3,510,580
                                                                                                                   ------------

  Telecommunications (2.8%)
    Cisco Systems, Inc.(1)                                                                             165,600        3,350,088
    Nokia OYJ ADR                                                                                      208,400        2,150,688
    Telefonos de Mexico, Class L ADR                                                                   215,400        3,476,556
                                                                                                                   ------------
                                                                                                                      8,977,332
                                                                                                                   ------------

  Toys/Games/Hobbies (0.7%)
    Mattel, Inc.                                                                                        89,800        2,283,614
                                                                                                                   ------------

  Transportation (2.2%)
    Norfolk Southern Corp.                                                                              55,000        3,455,100
    Werner Enterprises, Inc.                                                                           157,500        3,559,500
                                                                                                                   ------------
                                                                                                                      7,014,600
                                                                                                                   ------------

      Total common stocks (cost: $172,161,434)                                                                      194,769,968
                                                                                                                   ------------

                                                                        Interest      Maturity      Principal
                                                                          Rate          Date         Amount
                                                                       ----------    ----------    -----------
LONG-TERM NOTES AND BONDS (25.9%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.4%)
    Federal Farm Credit Bank                                              2.625%     04/17/2014     $1,000,000        1,043,356
    Federal Home Loan Banks                                               4.875      09/08/2017        500,000          558,306
    FHLMC                                                                 3.750      03/27/2019        750,000          776,377
    FNMA                                                                  4.000      04/15/2013        380,000          407,076

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.4%) (continued)
    U.S. Treasury Bonds                                            6.000%        02/15/2026        $  400,000      $    494,562
    U.S. Treasury Bonds                                            5.375         02/15/2031           325,000           379,387
    U.S. Treasury Bonds                                            4.500         02/15/2036           250,000           258,828
    U.S. Treasury Bonds                                            4.250         05/15/2039           300,000           295,547
    U.S. Treasury Bonds                                            4.375         11/15/2039           550,000           552,922
    U.S. Treasury Bonds                                            3.875         08/15/2040           100,000            92,109
    U.S. Treasury Notes                                            1.000         03/31/2012           700,000           705,362
    U.S. Treasury Notes                                            1.875         06/15/2012         1,675,000         1,710,267
    U.S. Treasury Notes                                            1.750         08/15/2012           400,000           408,219
    U.S. Treasury Notes                                            0.375         08/31/2012           600,000           598,922
    U.S. Treasury Notes                                            1.125         12/15/2012           775,000           782,962
    U.S. Treasury Notes                                            3.625         05/15/2013         1,200,000         1,282,874
    U.S. Treasury Notes                                            0.500         11/15/2013           250,000           246,777
    U.S. Treasury Notes                                            4.000         02/15/2014           250,000           272,344
    U.S. Treasury Notes                                            2.250         05/31/2014         1,825,000         1,887,877
    U.S. Treasury Notes                                            2.625         07/31/2014           675,000           705,955
    U.S. Treasury Notes                                            2.125         11/30/2014           700,000           717,062
    U.S. Treasury Notes                                            2.500         03/31/2015           800,000           828,064
    U.S. Treasury Notes                                            1.250         08/31/2015           500,000           486,289
    U.S. Treasury Notes                                            3.250         07/31/2016           125,000           131,572
    U.S. Treasury Notes                                            2.750         11/30/2016         1,200,000         1,224,844
    U.S. Treasury Notes                                            4.625         02/15/2017           500,000           562,929
    U.S. Treasury Notes                                            3.125         04/30/2017           250,000           259,043
    U.S. Treasury Notes                                            3.125         05/15/2019         1,750,000         1,768,457
    U.S. Treasury Notes                                            3.375         11/15/2019           600,000           612,515
    U.S. Treasury Notes                                            2.625         08/15/2020           250,000           237,012
                                                                                                                   ------------
      Total U.S. government & agency obligations (cost: $19,774,826)                                                 20,287,816
                                                                                                                   ------------
 MORTGAGE-BACKED AND ASSETS-BACKED SECURITIES (12.2%)
   Banc of America Commercial Mortgage, Inc.,
     Ser. 2006-5, Cl. AAB                                          5.379         09/10/2047           500,000           525,856
   Bear Stearns Commercial Mortgage Securities,
     Ser. 2006-PW13, Cl. A3                                        5.518         09/11/2041           705,000           739,429
   Bear Stearns Commercial Mortgage Securities,
     Ser. 2006-PW14, Cl. A3                                        5.209         12/11/2038           400,000           418,364
   Bear Stearns Commercial Mortgage Securities,
     Ser. 2006-T24, Cl. AAB                                        5.533         10/12/2041           450,000           484,292
   Bear Stearns Commercial Mortgage Securities,
     Ser. 2007-PW15, Cl. AAB                                       5.315         02/11/2044           350,000           367,475
   CenterPoint Energy Transition Bond Co. LLC,
     Ser. 2005-A, Cl. A2                                           4.970         08/01/2014           225,059           231,367
   Commercial Mortgage Pass-Through Certificates,
     Ser. 2006-C8, Cl. AAB                                         5.291         12/10/2046           350,000           370,540
   CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB(2)        5.100         08/15/2038           800,000           845,490
   FHLMC CMO, Ser. 2002-2424, Cl. OG                               6.000         03/15/2017           202,695           219,546
   FHLMC CMO, Ser. 2005-2947, Cl. VA                               5.000         03/15/2016           272,304           289,370

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 MORTGAGE-BACKED AND ASSETS-BACKED SECURITIES (12.2%) (continued)
   FHLMC CMO, Ser. 2009-3589, Cl. PA                               4.500%        09/15/2039        $1,191,120      $  1,258,659
   FHLMC Gold Pool #A11823                                         5.000         08/01/2033           294,547           310,943
   FHLMC Gold Pool #A14499                                         6.000         10/01/2033           127,875           140,534
   FHLMC Gold Pool #A16641                                         5.500         12/01/2033           282,940           303,995
   FHLMC Gold Pool #A42106                                         6.500         01/01/2036           349,987           391,453
   FHLMC Gold Pool #A42908                                         6.000         02/01/2036            97,006           105,426
   FHLMC Gold Pool #A45057                                         6.500         05/01/2036           182,655           205,166
   FHLMC Gold Pool #A51101                                         6.000         07/01/2036           147,616           160,430
   FHLMC Gold Pool #A56247                                         6.000         01/01/2037           482,848           524,762
   FHLMC Gold Pool #A58278                                         5.000         03/01/2037           404,131           424,227
   FHLMC Gold Pool #A58965                                         5.500         04/01/2037           526,623           561,863
   FHLMC Gold Pool #A71576                                         6.500         01/01/2038           213,262           238,129
   FHLMC Gold Pool #A91064                                         4.500         02/01/2040         1,763,673         1,808,974
   FHLMC Gold Pool #B12969                                         4.500         03/01/2019           248,955           262,803
   FHLMC Gold Pool #B19462                                         5.000         07/01/2020           190,079           202,761
   FHLMC Gold Pool #C01086                                         7.500         11/01/2030             6,704             7,417
   FHLMC Gold Pool #C01271                                         6.500         12/01/2031            20,883            23,481
   FHLMC Gold Pool #C01302                                         6.500         11/01/2031            15,550            17,485
   FHLMC Gold Pool #C01676                                         6.000         11/01/2033           478,834           526,234
   FHLMC Gold Pool #C03478                                         4.500         06/01/2040         1,759,679         1,804,878
   FHLMC Gold Pool #C14872                                         6.500         09/01/2028             9,394            10,562
   FHLMC Gold Pool #C20853                                         6.000         01/01/2029           245,171           269,441
   FHLMC Gold Pool #C56017                                         6.500         03/01/2031           177,402           199,473
   FHLMC Gold Pool #C61802                                         5.500         12/01/2031            45,792            49,163
   FHLMC Gold Pool #C65255                                         6.500         03/01/2032            15,083            16,959
   FHLMC Gold Pool #C67071                                         6.500         05/01/2032            13,571            15,259
   FHLMC Gold Pool #C68790                                         6.500         07/01/2032            40,311            45,327
   FHLMC Gold Pool #C74741                                         6.000         12/01/2032            43,294            47,579
   FHLMC Gold Pool #C79886                                         6.000         05/01/2033           131,689           144,725
   FHLMC Gold Pool #E00543                                         6.000         04/01/2013             5,402             5,839
   FHLMC Gold Pool #E00878                                         6.500         07/01/2015             8,008             8,625
   FHLMC Gold Pool #E01007                                         6.000         08/01/2016            15,089            16,362
   FHLMC Gold Pool #E02735                                         3.500         10/01/2025           976,353           983,676
   FHLMC Gold Pool #E77962                                         6.500         07/01/2014             8,306             9,055
   FHLMC Gold Pool #E85127                                         6.000         08/01/2016             9,233            10,059
   FHLMC Gold Pool #E85353                                         6.000         09/01/2016            34,627            37,728
   FHLMC Gold Pool #E95159                                         5.500         03/01/2018            54,432            58,710
   FHLMC Gold Pool #E95734                                         5.000         03/01/2018           267,860           285,648
   FHLMC Gold Pool #G01477                                         6.000         12/01/2032           265,604           291,876
   FHLMC Gold Pool #G01727                                         6.000         08/01/2034           663,806           729,518
   FHLMC Gold Pool #G02060                                         6.500         01/01/2036           471,119           524,581
   FHLMC Gold Pool #G08016                                         6.000         10/01/2034           569,220           622,900
   FHLMC Gold Pool #G08087                                         6.000         10/01/2035           144,565           157,566
   FHLMC Gold Pool #G11753                                         5.000         08/01/2020           288,779           307,595
   FHLMC Gold Pool #J05930                                         5.500         03/01/2021           202,044           216,787
   FNMA Pool #357269                                               5.500         09/01/2017           128,724           138,801
   FNMA Pool #357637                                               6.000         11/01/2034           377,483           414,066

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 MORTGAGE-BACKED AND ASSETS-BACKED SECURITIES (12.2%) (continued)
   FNMA Pool #545929                                               6.500%        08/01/2032        $   39,856      $     44,814
   FNMA Pool #555591                                               5.500         07/01/2033           101,530           109,439
   FNMA Pool #574922                                               6.000         04/01/2016             2,214             2,410
   FNMA Pool #579170                                               6.000         04/01/2016            13,206            14,376
   FNMA Pool #584953                                               7.500         06/01/2031             6,014             6,905
   FNMA Pool #651220                                               6.500         07/01/2032            15,321            17,228
   FNMA Pool #725793                                               5.500         09/01/2019           547,861           591,091
   FNMA Pool #910446                                               6.500         01/01/2037            49,399            55,112
   FNMA Pool #914468                                               5.500         04/01/2037           819,197           877,123
   FNMA Pool #915258                                               5.500         04/01/2037           890,749           953,735
   FNMA Pool #922224                                               5.500         12/01/2036           517,493           557,643
   FNMA Pool #936760                                               5.500         06/01/2037           686,734           735,293
   FNMA Pool #940624                                               6.000         08/01/2037         1,183,861         1,288,237
   FNMA Pool #942956                                               6.000         09/01/2037           359,322           391,002
   FNMA Pool #945882                                               6.000         08/01/2037           744,114           809,719
   FNMA Pool #AC8326                                               5.000         07/01/2040           990,290         1,041,811
   FNMA Pool #AD1662                                               5.000         03/01/2040           948,887         1,004,184
   FNMA Pool #AE2575                                               4.000         09/01/2040           981,634           977,508
   Global Tower Partners Acquisition Partners LLC,
     Ser. 2007-1A, Cl. E, 144A(3)                                  6.223         05/15/2037         1,000,000         1,029,352
   GNMA CMO, Ser. 2010-22, Cl. AD                                  3.633         10/16/2039         1,000,000         1,026,368
   GNMA CMO, Ser. 2010-102, Cl. IO(2)                              1.777         06/16/2052        11,072,477           953,413
   GNMA CMO, Ser. 2010-122, Cl. IO(2)                              1.470         02/16/2044        14,947,727         1,059,827
   GNMA Pool #424578                                               6.500         04/15/2026            67,107            76,090
   GNMA Pool #431962                                               6.500         05/15/2026            15,499            17,573
   GNMA Pool #436741                                               7.500         01/15/2027            17,930            20,694
   GNMA Pool #443216                                               8.000         07/15/2027             8,648            10,213
   GNMA Pool #479743                                               7.500         11/15/2030            18,904            21,869
   GNMA Pool #511778                                               7.500         11/15/2030            26,231            30,346
   GNMA Pool #542083                                               7.000         01/15/2031            38,568            44,246
   GNMA Pool #552466                                               6.500         03/15/2032            33,121            37,603
   GNMA Pool #555179                                               7.000         12/15/2031            15,997            18,352
   GNMA Pool #574395                                               6.000         01/15/2032            43,671            48,218
   GNMA Pool #718832                                               5.500         09/15/2039           616,085           669,508
   GNMA Pool #727811                                               4.500         07/15/2040           990,346         1,029,540
   GNMA Pool #729037                                               5.000         02/15/2040           850,381           904,678
   GNMA Pool #739222                                               4.000         07/15/2040           470,031           474,298
   GNMA Pool #741125                                               4.000         07/15/2040           122,919           124,034
   GNMA Pool #741872                                               4.000         05/15/2040           396,387           399,986
   Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB               5.325         12/15/2043           350,000           369,888
   Small Business Administration, Ser. 2006-10A, Cl.(1)            5.524         03/10/2016           441,581           467,786
   Small Business Administration Participation Certificates,
     Ser. 2006-20C, Cl.(1)                                         5.570         03/01/2026           322,018           347,567
   TIAA Seasoned Commercial Mortgage Trust,
     Ser. 2007-C4, Cl. A3(2)                                       6.049         08/15/2039           650,000           714,504
                                                                                                                   ------------
      Total mortgage-backed and assets-backed securities (cost: $37,069,068)                                         38,762,812
                                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 MUNICIPAL BONDS (0.2%)
   Maryland State Transportation Authority                         5.754%        07/01/2041        $  500,000      $    502,435
   New York City Municipal Water Finance Authority                 5.724         06/15/2042           100,000            96,523
                                                                                                                   ------------
      Total municipal bonds (cost: $620,354)                                                                            598,958
                                                                                                                   ------------
 CORPORATE OBLIGATIONS (7.1%)
  Aerospace & Defense (0.3%)
   L-3 Communications Corp., Gtd. Notes                            5.875         01/15/2015           850,000           865,937
                                                                                                                   ------------
  Banks (0.5%)
   Morgan Stanley, Sr. Unsec'd. Notes, MTN                         5.625         09/23/2019           500,000           509,841
   Union Bank NA, Sub. Notes, MTN                                  5.950         05/11/2016         1,000,000         1,064,400
                                                                                                                   ------------
                                                                                                                      1,574,241
                                                                                                                   ------------
  Biotechnology (0.3%)
   Life Technologies Corp., Sr. Notes                              6.000         03/01/2020         1,000,000         1,071,135
                                                                                                                   ------------
  Building Materials (0.3%)
   Owens Corning, Gtd. Notes                                       7.000         12/01/2036         1,000,000         1,030,311
                                                                                                                   ------------
  Commercial Services (0.1%)
   ERAC USA Finance Co., Gtd. Notes, 144A(3)                       5.600         05/01/2015           200,000           218,229
                                                                                                                   ------------
  Diversified Financial Services (0.3%)
   Citifinancial, Inc., Sr. Unsec'd. Notes                         6.625         06/01/2015            75,000            81,516
   Unison Ground Lease Funding LLC, Notes, 144A(3)                 9.522         04/15/2020         1,000,000         1,007,600
                                                                                                                   ------------
                                                                                                                      1,089,116
                                                                                                                   ------------
  Forest Products & Paper (0.1%)
   Weyerhaeuser Co., Sr. Unsec'd. Notes                            7.375         03/15/2032           300,000           303,266
                                                                                                                   ------------
  Gas (0.1%)
   Southwest Gas Corp., Sr. Unsec'd. Notes                         7.625         05/15/2012           350,000           376,332
                                                                                                                   ------------
  Healthcare-Products (0.1%)
   Hospira, Inc., Sr. Unsec'd. Notes                               5.900         06/15/2014           300,000           330,444
                                                                                                                   ------------
  Healthcare-Services (0.2%)
   Quest Diagnostics, Inc., Gtd. Notes                             6.950         07/01/2037           450,000           477,197
                                                                                                                   ------------
  Home Builders (0.3%)
   Lennar Corp., Gtd. Notes                                        6.950         06/01/2018         1,000,000           950,000
                                                                                                                   ------------
  Insurance (0.2%)
   Willis North America, Inc., Gtd. Notes                          6.200         03/28/2017           500,000           513,777
                                                                                                                   ------------
  Iron/Steel (0.2%)
   Reliance Steel & Aluminum Co., Gtd. Notes                       6.850         11/15/2036           600,000           555,671
                                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 CORPORATE OBLIGATIONS (7.1%) (continued)
  Leisure Time (0.1%)
   Royal Caribbean Cruises Ltd., Sr. Unsec'd. Notes                7.250%        03/15/2018        $  400,000      $    424,000
                                                                                                                   ------------
  Machinery-Diversified (0.3%)
   Case New Holland, Inc., Sr. Notes, 144A(3)                      7.875         12/01/2017         1,000,000         1,092,500
                                                                                                                   ------------
  Media (0.7%)
   Comcast Corp., Gtd. Notes                                       6.400         03/01/2040         1,000,000         1,071,865
   COX Communications, Inc., Unsub. Notes                          7.625         06/15/2025           443,000           548,055
   Time Warner Cable, Inc., Gtd. Notes                             6.550         05/01/2037           600,000           642,417
                                                                                                                   ------------
                                                                                                                      2,262,337
                                                                                                                   ------------
  Metal Fabricate/Hardware (0.2%)
   Commercial Metals Co., Sr. Unsec'd. Notes                       7.350         08/15/2018           700,000           712,193
                                                                                                                   ------------
  Miscellaneous Manufacturing (0.3%)
   GE Capital Trust I, Sub. Notes(2)                               6.375         11/15/2067           400,000           395,000
   Textron, Inc., Sr. Unsec'd. Notes                               7.250         10/01/2019           500,000           572,976
                                                                                                                   ------------
                                                                                                                        967,976
                                                                                                                   ------------
  Oil & Gas (0.7%)
   Pioneer Natural Resources Co., Gtd. Notes                       7.200         01/15/2028           400,000           418,002
   Range Resources Corp., Gtd. Notes                               6.750         08/01/2020           500,000           515,625
   SEACOR Holdings, Inc., Sr. Unsec'd. Notes                       5.875         10/01/2012           400,000           417,075
   Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes         7.050         05/15/2018           250,000           272,735
   Valero Energy Corp., Gtd. Notes                                 6.625         06/15/2037           500,000           507,817
                                                                                                                   ------------
                                                                                                                      2,131,254
                                                                                                                   ------------
  Pipelines (0.8%)
   Midcontinent Express Pipeline LLC,
     Sr. Unsec'd. Notes, 144A(3)                                   6.700         09/15/2019         1,000,000         1,074,778
   Southern Star Central Corp., Sr. Notes                          6.750         03/01/2016           375,000           378,750
   Transcontinental Gas Pipe Line Co. LLC, Ser. B,
     Sr. Unsec'd. Notes                                            8.875         07/15/2012           400,000           442,018
   Williams Partners LP/Williams Partners Finance Corp.,
     Sr. Unsec'd. Notes                                            7.250         02/01/2017           550,000           639,385
                                                                                                                   ------------
                                                                                                                      2,534,931
                                                                                                                   ------------
  REITS (0.1%)
   Nationwide Health Properties, Inc., Sr. Unsec'd. Notes          6.250         02/01/2013           400,000           429,042
                                                                                                                   ------------
  Telecommunications (0.6%)
   BellSouth Corp., Sr. Unsec'd. Notes                             6.550         06/15/2034           400,000           420,682
   Sprint Capital Corp., Gtd. Notes                                6.875         11/15/2028           400,000           350,000
   Verizon Communications, Gtd. Notes                              6.940         04/15/2028           350,000           395,151
   Virgin Media Finance PLC, Ser. 1, Gtd. Notes                    9.500         08/15/2016           500,000           565,000
                                                                                                                   ------------
                                                                                                                      1,730,833
                                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
LONG-TERM NOTES AND BONDS (25.9%) (continued)
 CORPORATE OBLIGATIONS (7.1%) (continued)
   Transportation (0.3%)
     Viterra, Inc., Gtd. Notes, 144A(3)                            5.950%        08/01/2020        $1,000,000      $    954,147
                                                                                                                   ------------

      Total corporate obligations (cost: $21,705,230)                                                                22,594,869
                                                                                                                   ------------

      Total long-term notes and bonds (cost: $79,169,478)                                                            82,244,455
                                                                                                                   ------------
SHORT-TERM NOTES AND BONDS(4) (4.5%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.0%)
    Federal Home Loan Banks                                        1.625         07/27/2011           250,000           251,829
    U.S. Treasury Notes                                            0.875         05/31/2011         1,575,000         1,579,492
    U.S. Treasury Notes                                            1.000         07/31/2011           550,000           552,449
    U.S. Treasury Notes                                            0.750         11/30/2011           700,000           702,761
                                                                                                                   ------------

      Total U.S. government & agency obligations (cost: $3,072,528)                                                   3,086,531
                                                                                                                   ------------
 COMMERCIAL PAPER (3.2%)
  Banks (0.7%)
   Bank of America Corp.                                           0.213         01/03/2011         2,000,000         1,999,980
                                                                                                                   ------------
  Computers (0.6%)
   International Business Machines Corp.                           0.112         01/10/2011         2,000,000         1,999,880
                                                                                                                   ------------
  Diversified Financial Services (1.9%)
   Credit Suisse (NY Branch)                                       0.230         01/05/2011         2,000,000         1,999,940
   General Electric Capital Corp.                                  0.132         01/31/2011         2,000,000         1,999,760
   UBS Finance (Delaware) LLC                                      0.183         01/11/2011         2,000,000         1,999,860
                                                                                                                   ------------
                                                                                                                      5,999,560
                                                                                                                   ------------

      Total commercial paper (cost: $9,999,554)                                                                       9,999,420
                                                                                                                   ------------
 CORPORATE OBLIGATIONS (0.3%)
  Banks (0.0%)
   JPMorgan Chase & Co., Sub. Notes                                6.750         02/01/2011             7,000             7,031
   US Bank NA, Sub. Notes, MTN                                     6.375         08/01/2011             7,000             7,233
                                                                                                                   ------------
                                                                                                                         14,264
                                                                                                                   ------------
  Diversified Financial Services (0.1%)
   Merrill Lynch & Co., Inc., Sr. Unsec'd. Notes, MTN(2)           0.487         11/01/2011           450,000           449,431
                                                                                                                   ------------
  Insurance (0.1%)
   Nationwide Financial Services, Sr. Unsec'd. Notes               6.250         11/15/2011           300,000           312,569
                                                                                                                   ------------
  Office Furnishings (0.1%)
   Steelcase, Inc., Sr. Unsec'd. Notes                             6.500         08/15/2011           350,000           357,673
                                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                               DECEMBER 31, 2010

                                                                 Interest        Maturity           Principal
                       Description                                 Rate            Date              Amount            Value
-------------------------------------------------------        -----------      -----------        ----------      ------------
SHORT-TERM NOTES AND BONDS(4) (4.5%) (continued)
 CORPORATE OBLIGATIONS (0.3%) (continued)
  Telecommunications (0.0%)
   AT&T, Inc., Sr. Unsec'd. Notes                                  6.250%       03/15/2011         $    7,000      $      7,078
   Sprint Capital Corp., Gtd. Notes                                7.625        01/30/2011              7,000             7,018
                                                                                                                   ------------
                                                                                                                         14,096
                                                                                                                   ------------
  Miscellaneous (0.0%)
   Quebec Province, Ser. PJ, Unsec'd. Notes                        6.125        01/22/2011              7,000             7,018
                                                                                                                   ------------

      Total corporate obligations (cost: $1,128,020)                                                                  1,155,051
                                                                                                                   ------------

      Total short-term notes and bonds (cost: $14,200,102)                                                           14,241,002
                                                                                                                   ------------

                                                                                                    Shares
                                                                                                   ----------
MONEY MARKET MUTUAL FUND (2.9%)
 BlackRock Liquidity TempFund Portfolio                                                             9,100,000         9,100,000
                                                                                                                   ------------

      Total money market mutual fund (cost: $9,100,000)                                                               9,100,000
                                                                                                                   ------------
MUTUAL FUNDS (4.6%)
   iShares Russell Midcap Growth Index Fund                                                            59,200         3,354,864
   iShares S&P 500 Growth Index Fund                                                                   47,800         3,137,592
   iShares S&P Midcap 400 Growth Index Fund                                                            27,000         2,719,440
   iShares S&P Smallcap 600 Growth Index Fund                                                          10,700           776,713
   Vanguard Growth Index Fund                                                                         159,200         4,658,192
                                                                                                                   ------------

      Total mutual funds (cost: $12,190,017)                                                                         14,646,801
                                                                                                                   ------------
TOTAL INVESTMENTS (99.6%) (COST: $287,317,593)                                                                      315,489,776

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                                                          1,290,824
                                                                                                                   ------------

NET ASSETS (100.0%)                                                                                                $316,780,600
                                                                                                                   ============

(1) Non-Income producing securities.

(2) Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(3) Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

(4) The interest rate for short-term notes reflects the yields for those securities as of December 31, 2010.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                         SOCIALLY RESPONSIVE PORTFOLIO
                               DECEMBER 31, 2010


         Description                                    Shares         Value
---------------------------                           ----------   -------------
COMMON STOCKS (93.4%)
 Aerospace & Defense (3.6%)
   General Dynamics Corp.                                    850   $      60,316
   Precision Castparts Corp.                                 900         125,289
                                                                   -------------
                                                                         185,605
                                                                   -------------
 Agriculture (1.3%)
   Archer-Daniels-Midland Co.                              2,200          66,176
                                                                   -------------
 Apparel (3.6%)
   Columbia Sportswear Co.                                 1,300          78,390
   Wolverine World Wide, Inc.                              3,300         105,204
                                                                   -------------
                                                                         183,594
                                                                   -------------
 Automotive Components (0.5%)
   Harley-Davidson, Inc.                                     700          24,269
                                                                   -------------
 Banks (6.4%)
   Bank of Hawaii Corp.                                    1,000          47,210
   JPMorgan Chase & Co.                                    2,250          95,445
   Northern Trust Corp.                                    1,700          94,197
   U.S. Bancorp                                            3,400          91,698
                                                                   -------------
                                                                         328,550
                                                                   -------------
 Beverages (2.9%)
   The Coca-Cola Co.                                       2,300         151,271
                                                                   -------------
 Biotechnology (1.8%)
   Amgen, Inc.(1)                                          1,700          93,330
                                                                   -------------
 Chemicals (2.1%)
   Dow Chemical Co.                                        3,200         109,248
                                                                   -------------
 Commercial Services (0.8%)
   Robert Half International, Inc.                         1,300          39,780
                                                                   -------------
 Computers (3.2%)
   Dell, Inc.(1)                                           5,600          75,880
   Hewlett-Packard Co.                                     2,100          88,410
                                                                   -------------
                                                                         164,290
                                                                   -------------
 Diversified Financial Services (2.8%)
   Federated Investors, Inc., Class B                      2,796          73,171
   Investment Technology Group, Inc.(1)                    4,200          68,754
                                                                   -------------
                                                                         141,925
                                                                   -------------
 Electronics (2.0%)
   FLIR Systems, Inc.(1)                                   3,500         104,125
                                                                   -------------
 Food (1.1%)
   Fresh Del Monte Produce, Inc.                           2,200          54,890
                                                                   -------------
 Healthcare-Products (6.5%)
   Baxter International, Inc.                              1,900          96,178
   Medtronic, Inc.                                         3,600         133,524
   Zimmer Holdings, Inc.(1)                                2,000         107,360
                                                                   -------------
                                                                         337,062
                                                                   -------------
 Insurance (1.7%)
   Aegon NV(1)                                            14,177          86,905
                                                                   -------------
 Iron/Steel (2.1%)
   Nucor Corp.                                             2,500         109,550
                                                                   -------------
 Machinery-Diversified (1.5%)
   Cummins, Inc.                                             700          77,007
                                                                   -------------
 Mining (1.5%)
   Alcoa, Inc.                                             4,950          76,181
                                                                   -------------
 Miscellaneous Manufacturing (9.4%)
   Carlisle Cos., Inc.                                     3,150         125,181
   Crane Co.                                               2,900         119,103
   General Electric Co.                                    6,300         115,227
   Illinois Tool Works, Inc.                               2,350         125,490
                                                                   -------------
                                                                         485,001
                                                                   -------------
 Oil & Gas (10.7%)
   ConocoPhillips                                          2,100         143,010
   Exxon Mobil Corp.                                       1,500         109,680
   Royal Dutch Shell PLC ADR                               2,100         140,238
   Tidewater, Inc.                                         2,400         129,216
   Valero Energy Corp.                                     1,300          30,056
                                                                   -------------
                                                                         552,200
                                                                   -------------
 Pharmaceuticals (2.7%)
   McKesson Corp.                                          2,000         140,760
                                                                   -------------
 Retail (6.4%)
   Bed Bath & Beyond, Inc.(1)                              2,150         105,672
   Best Buy Co., Inc.                                      1,800          61,722
   Home Depot, Inc.                                        2,200          77,132
   Kohl's Corp.(1)                                         1,600          86,944
                                                                   -------------
                                                                         331,470
                                                                   -------------
 Semiconductors (7.5%)
   Applied Materials, Inc.                                 7,800         109,590
   Intel Corp.                                             6,400         134,592
   Texas Instruments, Inc.                                 4,300         139,750
                                                                   -------------
                                                                         383,932
                                                                   -------------
 Software (1.7%)
   Autodesk, Inc.(1)                                       2,300          87,860
                                                                   -------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                   SOCIALLY RESPONSIVE PORTFOLIO (continued)
                               DECEMBER 31, 2010

                             Description                Shares         Value
--------------------------------------------------    ----------    -------------
COMMON STOCKS (93.4%) (continued)
 Telecommunications (4.6%)
  Cisco Systems, Inc.(1)                                   4,750    $      96,093
  Nokia OYJ ADR                                            6,850           70,692
  Telefonos de Mexico, Class L ADR                         4,400           71,016
                                                                    -------------
                                                                          237,801
                                                                    -------------
 Toys/Games/Hobbies (1.5%)
  Mattel, Inc.                                             2,950           75,018
                                                                    -------------
 Transportation (3.5%)
  Norfolk Southern Corp.                                   1,600          100,512
  Werner Enterprises, Inc.                                 3,600           81,360
                                                                    -------------
                                                                          181,872
                                                                    -------------

      Total common stocks (cost: $4,707,825)                            4,809,672
                                                                    -------------
MONEY MARKET MUTUAL FUNDS (3.9%)
  Dreyfus Treasury Cash Management                       100,000          100,000
  BlackRock Liquidity TempFund Portfolio                 100,000          100,000
                                                                    -------------

      Total money market mutual funds (cost: $200,000)                    200,000
                                                                    -------------
TOTAL INVESTMENTS (97.3%) (COST: $4,907,825)                            5,009,672

OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%)                              140,080
                                                                    -------------

NET ASSETS (100.0%)                                                 $   5,149,752
                                                                    =============

(1) Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter, referred to as the Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

    CLASS O AND ADVISOR CLASS SHARES

    The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan.

    DISTRIBUTION AND SERVICING (12b-1) PLAN

    Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

    FAIR VALUE MEASUREMENTS

    Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

    Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

    Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. As of December 31, 2010, the volume and level of activity for asset and liability valuation was orderly and has not decreased, therefore increased analysis and judgment was not required to estimate fair value. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Advisor pursuant to procedures established by and under supervision of the Board of Directors.

    The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

    Equity Securities (Preferred and Common Stock) - Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

    Mortgage-Backed and Asset-Backed Securities - The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

    Corporate Obligations - Corporate obligations for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While most corporate obligations are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

    Mutual Funds - Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under level 1 of the fair value hierarchy.

    U.S. Government and Agency Obligations - U.S. Government obligations are valued at the latest bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

    Short-Term Fixed Income Securities - Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under level 2 of the fair value hierarchy.

    The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolio's assets carried at fair value:

                                                          VALUE PORTFOLIO
                                   ------------------------------------------------------------
                                      Level 1         Level 2        Level 3          Total
                                   -------------   -------------   ------------   -------------
Investments in Securities(1)
  Common Stocks                    $ 241,935,303   $           -   $          -   $ 241,935,303
  Commercial Paper                             -      11,999,129              -      11,999,129
  Money Market Mutual Fund             8,100,000               -              -       8,100,000
  Mutual Funds                         9,371,471               -              -       9,371,471
                                   -------------   -------------   ------------   -------------
Total                              $ 259,406,774   $  11,999,129   $          -   $ 271,405,903
                                   =============   =============   ============   =============

    It is the Value Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any significant transfers between levels of the fair value hierarchy during the reporting period.

    For the year ended December 31, 2010, there have been no changes in the valuation methodologies and the Value Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

                                                     MONEY MARKET PORTFOLIO
                                   ------------------------------------------------------------
                                      Level 1         Level 2        Level 3          TOTAL
                                   -------------   -------------   ------------   -------------
Investments in Securities(1)
  U.S. Government and Agency
    Obligations                    $           -   $  47,325,926   $          -   $  47,325,926
  Commercial Paper                             -     138,806,671              -     138,806,671
  Variable Rate Demand Notes                   -       2,100,000              -       2,100,000
  Money Market Mutual Fund
                                       7,450,000               -              -       7,450,000
                                   -------------   -------------   ------------   -------------
Total                              $   7,450,000   $ 188,232,597   $          -   $ 195,682,597
                                   =============   =============   ============   =============

   All securities within the Money Market Portfolio, excluding Money Market Mutual Funds, are valued at amortized cost.

    It is the Money Market Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

    For the year ended December 31, 2010, there have been no changes in the valuation methodologies and the Money Market Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

                                                INVESTMENT GRADE BOND PORTFOLIO
                                   ------------------------------------------------------------
                                      Level 1         Level 2        Level 3          Total
                                   -------------   -------------   ------------   -------------
Investments in Securities(1)
  Preferred Stock                  $   1,030,820   $           -   $          -   $   1,030,820
  U.S. Government and
    Agency Obligations                         -      38,498,305              -      38,498,305
  Mortgage-Backed and
    Asset-Backed Securities                    -      55,372,844              -      55,372,844
  Municipal Bonds                              -       1,202,253              -       1,202,253
  Corporate Obligations                        -      47,070,002              -      47,070,002
  Money Market Mutual Fund
                                       2,100,000               -              -       2,100,000
                                   -------------   -------------   ------------   -------------
Total                              $   3,130,820   $ 142,143,404   $          -   $ 145,274,224
                                   =============   =============   ============   =============

    It is the Investment Grade Bond Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any significant transfers between levels of the fair value hierarchy during the reporting period.

    For the year ended December 31, 2010, there have been no changes in the valuation methodologies and the Investment Grade Bond Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

                                                    ASSET DIRECTOR PORTFOLIO
                                   ------------------------------------------------------------
                                      Level 1         Level 2        Level 3          Total
                                   -------------   -------------   ------------   -------------
Investments in Securities(1)
  Preferred Stock                  $     487,550   $           -   $          -   $     487,550
  Common Stocks                      194,769,968               -              -     194,769,968
  U.S. Government and
    Agency Obligations                         -      23,374,347              -      23,374,347
  Municipal Bonds                              -         598,958              -         598,958
  Mortgage-Backed and
    Asset-Backed Securities                    -      38,762,812              -      38,762,812
  Corporate Obligations                        -      23,749,920              -      23,749,920
  Commercial Paper                             -       9,999,420              -       9,999,420
  Money Market Mutual Fund             9,100,000               -              -       9,100,000
  Mutual Funds                        14,646,801               -              -      14,646,801
                                   -------------   -------------   ------------   -------------
Total                              $ 219,004,319   $  96,485,457   $          -   $ 315,489,776
                                   =============   =============   ============   =============

    It is the Asset Director Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any significant transfers between levels of the fair value hierarchy during the reporting period.

    For the year ended December 31, 2010, there have been no changes in the valuation methodologies and the Asset Director Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

                                                  SOCIALLY RESPONSIVE PORTFOLIO
                                   ------------------------------------------------------------
                                      Level 1         Level 2        Level 3          Total
                                   -------------   -------------   ------------   -------------
Investments in Securities(1)
  Common Stocks                    $   4,809,672   $           -   $          -   $   4,809,672
  Money Market Mutual Funds
                                         200,000               -              -         200,000
                                   -------------   -------------   ------------   -------------
Total                              $   5,009,672   $           -   $          -   $   5,009,672
                                   =============   =============   ============   =============

    It is the Socially Responsive Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any significant transfers between levels of the fair value hierarchy during the reporting period.

    For the year ended December 31, 2010, there have been no changes in the valuation methodologies and the Socially Responsive Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

    (1) Refer to Schedule of Investments for industry classifications.

    MONEY MARKET PORTFOLIO

    The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio's securities are reflected at their fair value.

    SECURITY TRANSACTIONS

    Security transactions are recorded on the trade date. Realized gains and losses are determined on a first-in first-out accounting basis. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

    INCOME AND EXPENSE

    Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares.

    TAXES

    Each Portfolio intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. Each Portfolio's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

    For the Money Market Portfolio, dividends from net investment income are declared and paid daily. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

    ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  RELATED PARTY TRANSACTIONS

    On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2010, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $1,709,094 and $1,684,430, respectively, representing 66% of the portfolio.

    The Fund has an investment advisory agreement with AUL to act as its investment advisor. Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value                                                       0.50%
Money Market                                                0.40%
Investment Grade Bond                                       0.50%
Asset Director                                              0.50%
Socially Responsive                                         0.70%

    For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has contractually agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2010, no such expenses have been waived.

    For the Money Market Portfolio, AUL has voluntarily agreed to provide an expense reimbursement to the Portfolio to prevent the 1-day yield (excluding gains/losses) from falling below 0.0%. For the year ended December 31, 2010, AUL reimbursed the Portfolio $800,523 as a result of this voluntary agreement. AUL will not recoup any of this expense reimbursement.

    For the Socially Responsive Portfolio, AUL has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

Year Waived           Amount Waived        Final Recoupment Year
-----------           -------------        ---------------------
   2008                  $66,884                    2013
   2009                  $89,171                    2014
   2010                  $85,384                    2015

    As of December 31, 2010, $85,130 in waived fees is due from AUL for the applicable portfolios. AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2010 were $4,327,578 for all portfolios.

    The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2010 for all portfolios were $380,422.

3.  OTHER SERVICE AGREEMENTS

    The Fund has agreements with The BNY Mellon Asset Servicing (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with Huntington Asset Services, Inc. (Huntington), formerly Unified Fund Services, Inc., whereby Huntington serves as the fund transfer agent.

4.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2010 were:

                                                                          PORTFOLIO
                                          -------------------------------------------------------------------------
                                                                           Investment       Asset        Socially
                                              Value       Money Market     Grade Bond      Director     Responsive
                                          ------------  ----------------  ------------  -------------  ------------
Common Stock:
  Purchases                               $ 22,844,418   $             -  $          -  $  24,019,834  $    874,178
  Proceeds from sales                       37,049,186                 -             -     20,454,126       674,752
Corporate Bonds:
  Purchases                                          -                 -    43,869,065     19,260,134             -
  Proceeds from sales and maturities                 -                 -    49,741,059     21,197,880             -
Government Bonds:
  Purchases                                          -                 -    34,395,379     27,364,418             -
  Proceeds from sales and maturities                 -                 -    20,725,765     13,765,166             -
Municipal Bonds:
  Purchases                                          -                 -     1,282,525        620,449             -
  Proceeds from sales                                -                 -             -              -             -
Preferred Stock:
  Purchases                                          -                 -     1,049,875        496,563             -
  Proceeds from sales                                -                 -             -              -             -

Common stock activity includes mutual fund trades.

5.  AUTHORIZED CAPITAL SHARES

    The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio - Class O                                      25,000,000
Value Portfolio - Advisor Class                                12,000,000
Money Market Portfolio - Class O                              400,000,000
Money Market Portfolio - Advisor Class                         80,000,000
Investment Grade Bond Portfolio - Class O                      25,000,000
Investment Grade Bond Portfolio - Advisor Class                12,000,000
Asset Director Portfolio - Class O                             36,000,000
Asset Director Portfolio - Advisor Class                       12,000,000
Socially Responsive Portfolio - Class O                         5,000,000
Socially Responsive Portfolio - Advisor Class                   5,000,000
                                                              -----------
                                                              612,000,000
                                                              ===========

6.  UNREALIZED APPRECIATION (DEPRECIATION)

    Unrealized appreciation (depreciation) for tax purposes at December 31, 2010, is:

                                                                                        Net
                                                                                    Unrealized
                                    Federal        Unrealized      Unrealized      Appreciation/
                                    Tax Cost      Appreciation    Depreciation    (Depreciation)
                                 -------------    ------------   -------------   --------------
Value                            $ 247,796,441    $ 53,109,473   $ (29,500,011)  $   23,609,462
Money Market                       195,682,597               -               -                -
Investment Grade Bond              140,695,444       5,635,671      (1,056,891)       4,578,780
Asset Director                     287,345,173      49,990,048     (21,845,445)      28,144,603
Socially Responsive                  4,930,219         684,278        (604,825)          79,453

    The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales and the realization for tax purposes of income on certain distressed securities.

7.  SHAREHOLDERS

    Shareholders and total shares outstanding at December 31, 2010, are:

                                                            PORTFOLIO
                                  -----------------------------------------------------------
                                             Value                       Money Market
                                  ---------------------------   -----------------------------
                                     Class O    Advisor Class      Class O      Advisor Class
                                  ------------  -------------   --------------  -------------
AUL                                          -              -                -              -
AUL American Unit Trust              3,258,710        355,134       28,686,313      6,144,973
AUL Group Retirement
  Annuity Separate Account II        3,028,141      1,072,384       97,147,706     27,724,132
AUL Pooled Separate Accounts         2,856,169              -          834,338              -
AUL American Individual
  Unit Trust                           339,704              -        3,003,907              -
AUL American Individual
  Variable Annuity Unit Trust        1,981,261              -       27,892,819              -
AUL American Individual
  Variable Life Unit Trust             452,181              -        4,957,492              -
                                  ------------  -------------   --------------  -------------
                                    11,916,166      1,427,518      162,522,575     33,869,105
                                  ============  =============   ==============  =============

                                                            PORTFOLIO
                                  -----------------------------------------------------------
                                     Investment Grade Bond              Asset Director
                                  ---------------------------   -----------------------------
                                     Class O    Advisor Class      Class O      Advisor Class
                                  ------------  -------------   --------------  -------------
AUL                                          -              -                -              -
AUL American Unit Trust              1,994,139        293,570        5,242,875        989,344
AUL Group Retirement
  Annuity Separate Account II        3,664,829        388,966        5,879,953      3,242,936
AUL Pooled Separate Accounts         1,853,152              -                -              -
AUL American Individual
  Unit Trust                           229,943              -          270,471              -
AUL American Individual
  Variable Annuity Unit Trust        4,022,284              -        2,090,084              -
AUL American Individual
  Variable Life Unit Trust             509,007              -          454,713              -
                                  ------------  -------------   --------------  -------------
                                    12,273,354        682,536       13,938,096      4,232,280
                                  ============  =============   ==============  =============

                                      Socially Responsive
                                  ----------------------------
                                     Class O    Advisor Class
                                  ------------  -------------
AUL                                    185,570        182,951
AUL American Unit Trust                 56,745         81,704
AUL Group Retirement
  Annuity Separate Account II           44,135          8,137
AUL Pooled Separate Accounts                 -              -
AUL American Individual
  Unit Trust                                 -              -
AUL American Individual
  Variable Annuity Unit Trust                -              -
AUL American Individual
  Variable Life Unit Trust                   -              -
                                  ------------  -------------
                                       286,450        272,792
                                  ============  =============

8.  FEDERAL TAX INFORMATION

    The tax components of dividends paid for the years ending December 31, 2010 and December 31, 2009 were as follows:

                                              Value                     Money Market
                                  ---------------------------   -----------------------------
                                    12/31/10       12/31/09        12/31/10        12/31/09
                                  ------------  -------------   --------------  -------------
Ordinary income                    $ 3,734,626  $   3,828,687     $     13,741    $   246,666
Long-term capital gains                      -              -                -              -

                                     Investment Grade Bond               Asset Director
                                  ---------------------------   -----------------------------
                                    12/31/10       12/31/09        12/31/10         12/31/09
                                  ------------  -------------   --------------  -------------
Ordinary income                    $ 6,946,346  $   7,016,443      $ 6,191,228    $ 6,504,600
Long-term capital gains                813,791        320,111                -              -

                                      Socially Responsive
                                  --------------------------
                                     12/31/10     12/31/09
                                  ------------  ------------
Ordinary income                   $     45,168  $     28,583
Long-term capital gains                      -             -

    As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

                                                           Investment                    Socially
                                   Value     Money Market  Grade Bond   Asset Director  Responsive
                               ------------  ------------  -----------  --------------  -----------
Undistributed ordinary income  $        930  $         40  $    78,877  $        1,628  $        15
Undistributed long-term gain              -            62      265,202               -            -

    Undistributed ordinary income amounts include distributions from short-term capital gains.

    For the year ended December 31, 2010, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to the treatment of securities in default and principal paydown adjustments to the components of net assets were as follows:

                                        Accumulated       Accumulated
                                       Undistributed     Undistributed
                                      Net Investment      Net Realized       Paid in
                                       Income (Loss)      Gain (Loss)        Capital
                                      --------------     -------------       -------
Investment Grade Bond Portfolio       $      136,858     $    (136,858)      $     -
Asset Director Portfolio                      89,179           (89,179)            -
Socially Responsive Portfolio                     18                 -           (18)

    For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2010 which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the year ended December 31, 2010, the Value Portfolio, Money Market Portfolio and Asset Director Portfolio utilized capital loss carryforwards of $1,454,313, $40 and $3,152,554, respectively, to offset realized gains.

                                      Capital Loss
                                      Carryforward        Expiration
                                     -------------       ------------
Value Portfolio                      $  13,410,443           2017
Asset Director Portfolio                 1,684,492           2017
Socially Responsive Portfolio              108,794           2016
Socially Responsive Portfolio              182,856           2017
Socially Responsive Portfolio              136,031           2018

    Management of the Fund is not aware of any Internal Revenue Service or state examinations in progress.

    Management of the Fund has reviewed all open tax years (2007-2010) and major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  INDEMNIFICATIONS

    Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISKS AND CONTINGENCIES

    The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities ("MBS"), collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

    U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

    In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund have unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

    In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. The new guideline did not have a material impact on the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                               VALUE PORTFOLIO - CLASS O
                                           ----------------------------------------------------------------

                                                                    For years ended
                                           ----------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             2010          2009          2008          2007          2006
                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $   0.28      $   0.27      $   0.44      $   0.40      $   0.39
Net gain (loss) on investments                 2.19          4.03         (9.67)         0.55          2.98
                                           --------      --------      --------      --------      --------
  Total from investment operations             2.47          4.30         (9.23)         0.95          3.37
                                           --------      --------      --------      --------      --------
Shareholder distributions
  Net investment income                       (0.29)        (0.28)        (0.48)        (0.42)        (0.39)
  Realized gain                                   -             -         (0.92)        (1.68)        (1.79)
                                           --------      --------      --------      --------      --------
Net increase (decrease)                        2.18          4.02        (10.63)        (1.15)         1.19
Net asset value at beginning of year          18.20         14.18         24.81         25.96         24.77
                                           --------      --------      --------      --------      --------
Net asset value at end of year             $  20.38      $  18.20      $  14.18      $  24.81      $  25.96
                                           ========      ========      ========      ========      ========

TOTAL RETURN(2)                               13.5%         30.3%        (36.9%)         3.6%         13.5%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $242,837      $230,501      $191,208      $358,686      $386,081

Ratio to average net assets:
  Expenses                                    0.60%         0.60%         0.59%         0.58%         0.59%
  Net investment income                       1.51%         1.78%         2.12%         1.44%         1.47%

Portfolio turnover rate                         10%           12%           11%           11%           12%

(1) Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                               VALUE PORTFOLIO - ADVISOR CLASS
                                           ----------------------------------------------------------------

                                                                    For years ended
                                           ----------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             2010          2009          2008          2007          2006
                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $   0.23      $   0.23      $   0.38      $   0.32      $   0.32
Net gain (loss) on investments                 2.16          3.99         (9.58)         0.54          2.94
                                           --------      --------      --------      --------      --------
  Total from investment operations             2.39          4.22         (9.20)         0.86          3.26
                                           --------      --------      --------      --------      --------
Shareholder distributions
  Net investment income                       (0.24)        (0.24)        (0.42)        (0.34)        (0.33)
  Realized gain                                   -             -         (0.92)        (1.68)        (1.79)
                                           --------      --------      --------      --------      --------
Net increase (decrease)                        2.15          3.98        (10.54)        (1.16)         1.14
Net asset value at beginning of year          18.07         14.09         24.63         25.79         24.65
                                           --------      --------      --------      --------      --------
Net asset value at end of year             $  20.22      $  18.07      $  14.09      $  24.63      $  25.79
                                           ========      ========      ========      ========      ========

TOTAL RETURN(2)                               13.2%         29.9%        (37.1%)         3.3%         13.2%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $ 28,867      $ 23,148      $ 17,949      $ 29,688      $ 24,222

Ratio to average net assets:
  Expenses                                    0.90%         0.90%         0.90%         0.88%         0.88%
  Net investment income                       1.22%         1.47%         1.84%         1.15%         1.22%

Portfolio turnover rate                         10%           12%           11%           11%           12%

(1) Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                             MONEY MARKET PORTFOLIO - CLASS O
                                           ----------------------------------------------------------------

                                                                    For years ended
                                           ----------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             2010          2009          2008          2007          2006
                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $      -      $  0.001      $  0.021      $  0.047      $  0.045
Net gain (loss) on investments                    -             -             -             -             -
                                           --------      --------      --------      --------      --------
  Total from investment operations                -         0.001         0.021         0.047         0.045
                                           --------      --------      --------      --------      --------
Shareholder distributions
  Net investment income                           -        (0.001)       (0.021)       (0.047)       (0.045)

Net increase (decrease)                           -             -             -             -             -
Net asset value at beginning of year           1.00          1.00          1.00          1.00          1.00
                                           --------      --------      --------      --------      --------
Net asset value at end of year             $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                           ========      ========      ========      ========      ========

TOTAL RETURN(2)                                   -(3)       0.1%          2.1%          4.8%          4.6%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $162,523      $196,110      $247,550      $201,056      $195,104

Ratio to average net assets:
  Expenses                                    0.20%         0.48%         0.49%         0.50%         0.50%
  Expenses before waived fees and
    reimbursed expenses                       0.53%         0.52%         0.49%         0.50%         0.50%
  Net investment income                       0.01%         0.11%         2.10%         4.70%         4.49%

(1) Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

(3) Less than .05%.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                          MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                           ----------------------------------------------------------------

                                                                    For years ended
                                           ----------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             2010          2009          2008          2007          2006
                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $      -      $      -(3)   $  0.018      $  0.044      $  0.042
Net gain (loss) on investments                    -             -             -             -             -
                                           --------      --------      --------      --------      --------
  Total from investment operations                -             -         0.018         0.044         0.042
                                           --------      --------      --------      --------      --------
Shareholder distributions
  Net investment income                           -             -(3)     (0.018)       (0.044)       (0.042)

Net increase (decrease)                           -             -             -             -             -
Net asset value at beginning of year           1.00          1.00          1.00          1.00          1.00
                                           --------      --------      --------      --------      --------
Net asset value at end of year             $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                           ========      ========      ========      ========      ========

TOTAL RETURN(2)                                   -(4)          -(4)       1.9%          4.5%          4.3%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $ 33,869      $ 33,396      $ 41,968      $ 36,655      $ 18,821

Ratio to average net assets:
  Expenses                                    0.20%         0.56%         0.79%         0.80%         0.80%
  Expenses before waived fees and
    reimbursed expenses                       0.83%         0.81%         0.79%         0.80%         0.80%
  Net investment income                       0.01%         0.03%         1.80%         4.38%         4.24%

(1) Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account contract or charges.

(3) Less than $.0005 per share.

(4) Less than .05%.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                        INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                           ----------------------------------------------------------------

                                                                    For years ended
                                           ----------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             2010          2009          2008          2007          2006
                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $   0.46      $   0.53      $   0.56      $   0.54      $   0.53
Net gain (loss) on investments                 0.36          1.06         (0.68)         0.15         (0.11)
                                           --------      --------      --------      --------      --------
  Total from investment operations             0.82          1.59         (0.12)         0.69          0.42
                                           --------      --------      --------      --------      --------
Shareholder distributions
  Net investment income                       (0.48)        (0.57)       (0.58)         (0.54)        (0.58)
  Realized gain                               (0.16)        (0.07)           -              -             -
                                           --------      --------      --------      --------      --------
Net increase (decrease)                        0.18          0.95         (0.70)         0.15         (0.16)
Net asset value at beginning of year          11.14         10.19         10.89         10.74         10.90
                                           --------      --------      --------      --------      --------
Net asset value at end of year             $  11.32      $  11.14      $  10.19      $  10.89      $  10.74
                                           ========      ========      ========      ========      ========

TOTAL RETURN(2)                                7.3%         15.5%         (1.0%)         6.4%          3.8%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $138,882      $131,261      $127,495      $131,941      $124,630

Ratio to average net assets:
  Expenses                                    0.65%         0.66%         0.64%         0.65%         0.64%
  Net investment income                       3.96%         4.83%         5.14%         4.98%         4.86%

Portfolio turnover rate                         51%           58%           20%           61%           67%

(1) Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                        INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                           --------------------------------------------------------------------------

                                                                        For years ended
                                           --------------------------------------------------------------------------
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                              2010            2009            2008            2007            2006
                                           ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $     0.42      $     0.49      $     0.52      $     0.51      $     0.50
Net gain (loss) on investments                   0.35            1.05           (0.66)           0.13           (0.11)
                                           ----------      ----------      ----------      ----------      ----------
  Total from investment operations               0.77            1.54           (0.14)           0.64            0.39
                                           ----------      ----------      ----------      ----------      ----------
Shareholder distributions
  Net investment income                         (0.45)          (0.53)          (0.55)          (0.50)          (0.55)
  Realized gain                                 (0.16)          (0.07)              -               -               -
                                           ----------      ----------      ----------      ----------      ----------
Net increase (decrease)                          0.16            0.94           (0.69)           0.14           (0.16)
Net asset value at beginning of year            11.11           10.17           10.86           10.72           10.88
                                           ----------      ----------      ----------      ----------      ----------
Net asset value at end of year             $    11.27      $    11.11      $    10.17      $    10.86      $    10.72
                                           ==========      ==========      ==========      ==========      ==========

TOTAL RETURN(2)                                  6.9%           15.2%           (1.2%)           6.1%            3.5%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $    7,694      $    5,643      $    4,578      $    3,785      $    3,515

Ratio to average net assets:
  Expenses                                      0.95%           0.96%           0.94%           0.95%           0.94%
  Net investment income                         3.65%           4.51%           4.86%           4.68%           4.58%

Portfolio turnover rate                           51%             58%             20%             61%             67%

(1)   Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                              ASSET DIRECTOR PORTFOLIO - CLASS O
                                           --------------------------------------------------------------------------

                                                                        For years ended
                                           --------------------------------------------------------------------------
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                              2010            2009            2008            2007            2006
                                           ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $     0.36      $     0.38      $     0.52      $     0.50      $     0.46
Net gain (loss) on investments                   1.53            3.01           (5.26)           0.45            1.43
                                           ----------      ----------      ----------      ----------      ----------
  Total from investment operations               1.89            3.39           (4.74)           0.95            1.89
                                           ----------      ----------      ----------      ----------      ----------
Shareholder distributions
  Net investment income                         (0.36)          (0.39)          (0.57)          (0.49)          (0.44)
  Realized gain                                     -               -           (0.33)          (0.60)          (0.78)
                                           ----------      ----------      ----------      ----------      ----------
Net increase (decrease)                          1.53            3.00           (5.64)          (0.14)           0.67
Net asset value at beginning of year            15.93           12.93           18.57           18.71           18.04
                                           ----------      ----------      ----------      ----------      ----------
Net asset value at end of year             $    17.46      $    15.93      $    12.93      $    18.57      $    18.71
                                           ==========      ==========      ==========      ==========      ==========

TOTAL RETURN(2)                                 11.8%           26.2%          (25.4%)           5.1%           10.5%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $  243,308      $  224,272      $  190,669      $  299,737      $  271,853

Ratio to average net assets:
  Expenses                                      0.61%           0.61%           0.60%           0.59%           0.60%
  Net investment income                         2.17%           2.73%           3.12%           2.52%           2.44%

Portfolio turnover rate                           20%             19%             22%             28%             28%

(1)   Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                             ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                           --------------------------------------------------------------------------

                                                                        For years ended
                                           --------------------------------------------------------------------------
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                              2010            2009            2008            2007            2006
                                           ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $     0.31      $     0.34      $     0.48      $     0.44      $     0.41
Net gain (loss) on investments                   1.51            2.98           (5.26)           0.45            1.42
                                           ----------      ----------      ----------      ----------      ----------
  Total from investment operations               1.82            3.32           (4.78)           0.89            1.83
                                           ----------      ----------      ----------      ----------      ----------
Shareholder distributions
  Net investment income                         (0.31)          (0.35)          (0.52)          (0.44)          (0.39)
  Realized gain                                     -               -           (0.33)          (0.60)          (0.78)
                                           ----------      ----------      ----------      ----------      ----------
Net increase (decrease)                          1.51            2.97           (5.63)          (0.15)           0.66
Net asset value at beginning of year            15.85           12.88           18.51           18.66           18.00
                                           ----------      ----------      ----------      ----------      ----------
Net asset value at end of year             $    17.36      $    15.85      $    12.88      $    18.51      $    18.66
                                           ==========      ==========      ==========      ==========      ==========

TOTAL RETURN(2)                                 11.5%           25.8%          (25.7%)           4.8%           10.2%

SUPPLEMENTAL DATA:
Net assets, end of year (000)              $   73,473      $   49,586      $   35,634      $   40,979      $   28,135

Ratio to average net assets:
  Expenses                                      0.91%           0.91%           0.90%           0.89%           0.90%
  Net investment income                         1.89%           2.42%           2.87%           2.24%           2.16%

Portfolio turnover rate                           20%             19%             22%             28%             28%

(1)   Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                             SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                           ---------------------------------------------------------------------------------

                                                                                                            For the period
                                                                 For years ended                           March 31, 2006(4)
                                           ----------------------------------------------------------          through
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,           Dec. 31,
                                              2010            2009            2008            2007               2006
                                           ----------      ----------      ----------      ----------      -----------------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $     0.09      $     0.07      $     0.11      $     0.10         $     0.06
Net gain (loss) on investments                   0.84            1.92           (3.94)           0.26               0.20
                                           ----------      ----------      ----------      ----------         ----------
  Total from investment operations               0.93            1.99           (3.83)           0.36               0.26
                                           ----------      ----------      ----------      ----------         ----------
Shareholder distributions
  Net investment income                         (0.09)          (0.06)          (0.12)          (0.10)             (0.05)
  Realized gain                                     -               -               -           (0.08)                 -
                                           ----------      ----------      ----------      ----------         ----------
Net increase (decrease)                          0.84            1.93           (3.95)           0.18               0.21
Net asset value at beginning of period           8.37            6.44           10.39           10.21              10.00
                                           ----------      ----------      ----------      ----------         ----------
Net asset value at end of period           $     9.21      $     8.37      $     6.44      $    10.39         $    10.21
                                           ==========      ==========      ==========      ==========         ==========

TOTAL RETURN(2)                                 11.2%           30.9%          (36.8%)           3.5%               2.6%

SUPPLEMENTAL DATA:
Net assets, end of period (000)            $    2,638      $    2,296      $    1,642      $    3,272         $    2,561

Ratio to average net assets:
  Expenses                                      1.20%           1.20%           1.20%           1.20%              1.20%(3)
  Expenses before waived fees and
     reimbursed expenses                        3.01%           3.70%           2.74%           2.71%              4.40%(3)
  Net investment income                         1.07%           0.97%           1.30%           0.89%              0.81%(3)

Portfolio turnover rate                           16%              7%             14%              8%                 3%

(1)   Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.

(3)   Annualized.

(4)   Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                             SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS
                                           ---------------------------------------------------------------------------------

                                                                                                            For the period
                                                                 For years ended                           March 31, 2006(4)
                                           ----------------------------------------------------------          through
                                            Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,           Dec. 31,
                                              2010            2009            2008            2007               2006
                                           ----------      ----------      ----------      ----------      -----------------
PER SHARE OPERATING PERFORMANCE:
Net investment income(1)                   $     0.07      $     0.05      $     0.09      $     0.06         $     0.04
Net gain (loss) on investments                   0.85            1.91           (3.94)           0.26               0.20
                                           ----------      ----------      ----------      ----------         ----------
  Total from investment operations               0.92            1.96           (3.85)           0.32               0.24
                                           ----------      ----------      ----------      ----------         ----------
Shareholder distributions
  Net investment income                         (0.07)          (0.04)          (0.09)          (0.07)             (0.03)
  Realized gain                                     -               -               -           (0.08)                 -
                                           ----------      ----------      ----------      ----------         ----------
Net increase (decrease)                          0.85            1.92           (3.94)           0.17               0.21
Net asset value at beginning of period           8.36            6.44           10.38           10.21              10.00
                                           ----------      ----------      ----------      ----------         ----------
Net asset value at end of period           $     9.21      $     8.36      $     6.44      $    10.38         $    10.21
                                           ==========      ==========      ==========      ==========         ==========

TOTAL RETURN(2)                                 10.9%           30.6%          (37.1%)           3.1%               2.4%

SUPPLEMENTAL DATA:
Net assets, end of period (000)            $    2,512      $    2,227      $    1,427      $    2,274         $    1,832

Ratio to average net assets:
  Expenses                                      1.50%           1.50%           1.50%           1.50%              1.50%(3)
  Expenses before waived fees and
     reimbursed expenses                        3.32%           3.98%           3.07%           3.02%              4.73%(3)
  Net investment income                         0.77%           0.68%           1.06%           0.59%              0.51%(3)

Portfolio turnover rate                           16%              7%             14%              8%                 3%

(1)   Net investment income is calculated based on average shares.

(2) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.

(3)   Annualized.

(4)   Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                          OTHER INFORMATION (unaudited)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269 (x1241). This information is also available by accessing the SEC website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x1241). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

AVAILABILITY OF MONTHLY PORTFOLIO SCHEDULE
The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC on Form N-MFP. Also the schedule of portfolio holding can be found at www.oneamericafunds.com. The SEC filing is available upon request, by calling 1-800-249-6269 (x1241) or a copy of the filing can be obtained at the SEC website at www.sec.gov, or the SEC's Public Reference Room in Washington, D.C.

                       MANAGEMENT OF THE FUND (unaudited)

MANAGEMENT INFORMATION

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 5 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

BOARD MEMBERS OF THE FUND

NAME AND                     CURRENT POSITION       DIRECTOR        PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
YEAR OF BIRTH                WITH THE FUND          SINCE           DURING THE PAST 5 YEARS            HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------
WILLIAM R. BROWN(1),         o Chairman of          11/16/07        o General Counsel &                o Franklin College
1939                           the Board                              Secretary, American
                                                                      United Life Insurance
                                                                      Company(R) (1/1986 until
                                                                      his retirement in 8/2002)

JOSEPH E. DeGROFF(1),        o Director             11/4/10         o Attorney, Ice Miller,            o None
1953                                                                  LLP (1975 to present)

INDEPENDENT DIRECTORS
---------------------
GILBERT F. VIETS,            o Chairman of the      9/27/04         o Deputy Commissioner              o St. Vincent
1943                           Audit Committee &                      and Chief of Staff,                Hospital,
                               Lead Independent                       Indiana Department                 Indianapolis
                               Director                               of Transportation
                                                                      (12/2006 until his
                                                                      retirement in 11/2008)
                                                                      State of Indiana
                                                                      Office of Management &
                                                                      Budget (2005-12/2006)

STEPHEN J. HELMICH,          o Director             12/17/04        o President, Cathedral             o None
1949                                                                  High School
                                                                      (1999 to present)

JAMES L. ISCH,               o Director             11/12/09        o Chief Operating                  o None
1950                                                                  Officer, NCAA
                                                                      (9/2010 to present)
                                                                    o Interim President,
                                                                      NCAA (9/2009 to 9/2010)
                                                                    o Senior Vice President of
                                                                      Administration and CFO,
                                                                      NCAA (1998 to 9/2009)

(1) These individuals are "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

                 MANAGEMENT OF THE FUND (continued) (unaudited)

OFFICERS OF THE FUND

                                      CURRENT POSITION           OFFICER          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                WITH THE FUND              SINCE            DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
J. SCOTT DAVISON,                     o President                8/15/08          o Chief Financial Officer, American United
1964                                                                                Life Insurance Company(R) (6/2004 to
                                                                                    Present)

CONSTANCE E. LUND,                    o Treasurer                2/2/00           o Senior Vice President, Corporate Finance,
1953                                                                                American United Life Insurance
                                                                                    Company(R) (1/2000 to present)

RICHARD M. ELLERY,                    o Secretary                8/24/07          o Associate General Counsel, American
1971                                                                                United Life Insurance Company(R)
                                                                                    (1/2007 to present); Assistant General
                                                                                    Counsel, American United Life Insurance
                                                                                    Company(R) (5/2004-1/2007)

DANIEL SCHLUGE,                       o Assistant                2/23/07          o Controller, American United Life Insurance
1960                                    Treasurer                                   Company(R) (7/2000 to present)

STEPHEN L. DUE,                       o Assistant                11/4/10          o Assistant General Counsel, American United
1977                                    Secretary                                   Life Insurance Company(R) (6/2007 to present);
                                                                                  o Attorney, Bingham McHale (9/2002 to 6/2007)

SUE UHL,                              o Anti-Money               5/18/07          o Assistant General Counsel, American United
1958                                    Laundering                                  Life Insurance Company(R) (2007-present)
                                        Officer                                   o Deputy Commissioner of Health, State of
                                                                                    Indiana (02/2005-11/2006)

Due to their current employment with AUL, the investment advisor to the Fund, Mr. Davison, Ms. Lund, Mr. Ellery, Mr. Schluge, Mr. Due, and Ms. Uhl may be deemed to be "interested persons" as defined by Section 2(a)(19) of the 1940 Act.

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

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

   [LOGO OF
   ONEAMERICA]
   ONEAMERICA(R)
   FUNDS, INC.

-------------

OneAmerica(R) Funds, Inc.
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368
(317) 285-1111
www.oneamericafunds.com

-------------------

(C) 2011 American United Life Insurance Company(R). All rights reserved. OneAmerica(R) and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

                                                              P-12757   12/31/10

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2010.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an exhibit in Item 12 of this report. If any person requests a copy of the Code of Ethics, a copy will be provided, free of charge. A person can request a copy by calling (317)285-1885 or (317) 285-1588.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Audit Committee has determined that Mr. Gilbert F. Viets is the "audit committee financial expert." This audit committee member is "independent," meaning that he is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,250 for 2010 and $52,500 for 2009.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $15,350 for 2010 and $15,350 for 2009.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant. (2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2010.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $15,350 for 2010 and $15,350 for 2009. The non-audit fees billed by the principal accountant to the registrant's investment adviser are $94,000 for 2010 and $97,000 for 2009.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

  (a) The President and Treasurer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

  (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       OneAmerica Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*           /s/ J. Scott Davison
                       ---------------------------------------------------------
                                    J. Scott Davison, President

Date   3-8-11
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ J. Scott Davison
                         -------------------------------------------------------
                                    J. Scott Davison, President

Date   3-8-11
    ----------------------------------------------------------------------------

By (Signature and Title)*           /s/ Constance E. Lund
                         -------------------------------------------------------
                                    Constance E. Lund, Treasurer

Date   3-4-11
    ----------------------------------------------------------------------------
* Print the name and title of each signing officer under his or her signature.